AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 31, 1997

                                                      REGISTRATION NO. 333-33843
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ---------------------------------

                                AMENDMENT NO. 1
                                       TO
                                    FORM S-6

                       ---------------------------------

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                       ---------------------------------

A. EXACT NAME OF TRUST:

                        MUNICIPAL INVESTMENT TRUST FUND

                            MULTISTATE SERIES - 318
                              DEFINED ASSET FUNDS

B. NAMES OF DEPOSITORS:

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                               SMITH BARNEY INC.
                            PAINEWEBBER INCORPORATED
                       PRUDENTIAL SECURITIES INCORPORATED
                           DEAN WITTER REYNOLDS INC.

C. COMPLETE ADDRESSES OF DEPOSITORS' PRINCIPAL EXECUTIVE OFFICES:


 MERRILL LYNCH, PIERCE,      SMITH BARNEY INC.    PAINEWEBBER INCORPORATED
        FENNER &               388 GREENWICH         1285 AVENUE OF THE
   SMITH INCORPORATED       STREET--23RD FLOOR            AMERICAS
  UNIT INVESTMENT TRUST     NEW YORK, NY 10013       NEW YORK, NY 10019
        DIVISION
      P.O. BOX 9051
PRINCETON, NJ 08543-9051

  PRUDENTIAL SECURITIES
      INCORPORATED
   ONE NEW YORK PLAZA
   NEW YORK, NY 10292
                                                  DEAN WITTER REYNOLDS INC.
                                                       TWO WORLD TRADE
                                                     CENTER--59TH FLOOR
                                                     NEW YORK, NY 10048


D. NAMES AND COMPLETE ADDRESSES OF AGENTS FOR SERVICE:


  TERESA KONCICK, ESQ.      LAURIE A. HESSLEIN        ROBERT E. HOLLEY
      P.O. BOX 9051        388 GREENWICH STREET      1285 AVENUE OF THE
PRINCETON, NJ 08543-9051    NEW YORK, NY 10013            AMERICAS
                                                     NEW YORK, NY 10019

                                COPIES TO:

   LEE B. SPENCER, JR.    PIERRE DE SAINT PHALLE,    DOUGLAS LOWE, ESQ.
   ONE NEW YORK PLAZA              ESQ.           DEAN WITTER REYNOLDS INC.
   NEW YORK, NY 10292      450 LEXINGTON AVENUE    TWO WORLD TRADE CENTER
                            NEW YORK, NY 10017       NEW YORK, NY 10048


E. TITLE OF SECURITIES BEING REGISTERED:

  An indefinite number of Units of Beneficial Interest pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940, as amended.

F. APPROXIMATE DATE OF PROPOSED SALE TO PUBLIC:

 As soon as practicable after the effective date of the registration statement.

/ x / Check box if it is proposed that this registration statement will become effective upon filing on October 31, 1997, pursuant to Rule 487.

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--------------------------------------------------------------------------------

                                        DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


MUNICIPAL INVESTMENT          ESTIMATED CURRENT RETURN shows the estimated
TRUST FUND                    annual cash to be received from interest-bearing
MULTISTATE SERIES 318         bonds in the Portfolio (net of estimated annual
(UNIT INVESTMENT TRUSTS)      expenses) divided by the Public Offering Price
------------------------------(including the maximum deferred sales charge).
/ / EXEMPT FROM REGULAR       ESTIMATED LONG TERM RETURN is a measure of the
    FEDERAL INCOME TAX        estimated return over the estimated life of the
    AND SOME STATE TAXES      Fund. This represents an average of the yields to
/ / DEFINED PORTFOLIOS OF     maturity (or in certain cases, to an earlier call
    MUNICIPAL BONDS           date) of the individual bonds in the Portfolio,
/ / MONTHLY INCOME            adjusted to reflect the maximum deferred sales
CALIFORNIA INSURED TRUST      charge and estimated expenses. The average yield
4.80%                         for the Portfolio is derived by weighting each
  ESTIMATED CURRENT RETURN    bond's yield by its market value and the time
  4.85%                       remaining to the call or maturity date, depending
  ESTIMATED LONG TERM RETURN  on how the bond is priced. Unlike Estimated
FLORIDA INSURED TRUST         Current Return, Estimated Long Term Return takes
4.76%                         into account maturities, discounts and premiums of
  ESTIMATED CURRENT RETURN    the underlying bonds.
  4.80%                       No return estimate can be predictive of your
  ESTIMATED LONG TERM RETURN  actual return because returns will vary with
NEW YORK INSURED TRUST        purchase price (including sales charges), how long
4.87%                         units are held, changes in Portfolio composition,
  ESTIMATED CURRENT RETURN    changes in interest income and changes in fees and
  4.91%                       expenses. Therefore, Estimated Current Return and
  ESTIMATED LONG TERM RETURN  Estimated Long Term Return are designed to be
PENNSYLVANIA TRUST            comparative rather than predictive. A yield
4.91%                         calculation which is more comparable to an
  ESTIMATED CURRENT RETURN    individual bond may be higher or lower than
  4.94%                       Estimated Current Return or Estimated Long Term
  ESTIMATED LONG TERM RETURN  Return which are more comparable to return
AS OF OCTOBER 30, 1997        calculations used by other investment products.



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
SPONSORS:                      HAS THE COMMISSION OR ANY STATE SECURITIES
Merrill Lynch,                 COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
Pierce, Fenner & Smith         OF THIS DOCUMENT. ANY REPRESENTATION TO THE
Incorporated                   CONTRARY IS A CRIMINAL OFFENSE.
Smith Barney Inc.              Inquiries should be directed to the Trustee at
PaineWebber Incorporated       1-800-221-7771.
Prudential Securities          Prospectus dated October 31, 1997.
Incorporated                   INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
Dean Witter Reynolds Inc.      AND RETAIN IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

Defined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored in the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. Each portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

  o Municipal bond portfolios
o Corporate bond portfolios
o Government bond portfolios
o Equity portfolios
o International bond and equity portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
---------------------------------------------------
Defined Multistate Series
---------------------------------------------------

Our defined portfolios of municipal bonds offers you a simple and convenient way to earn tax-free monthly income. And by purchasing Defined Asset Funds, you not only receive professional selection but also gain the advantage of reduced risk by investing in bonds of several different issuers.

INVESTMENT OBJECTIVE

To provide interest income exempt from regular federal income taxes through investment in a fixed portfolio consisting primarily of municipal bonds issued by or on behalf of a single State and its local governments and authorities. Units may also be exempt from certain state and local taxes for residents of the State.

DIVERSIFICATION

Each Portfolio contains a number of different bond issues. Spreading your investment among different issuers reduces your risk, but does not eliminate it, especially since each Portfolio contains bonds of only one State. Because of maturities, sales or other dispositions of bonds, the size, composition and return of the Portfolio will change over time.
---------------------------------------------------
Defining Your Portfolio
---------------------------------------------------

PROFESSIONAL SELECTION AND SUPERVISION

Each Portfolio contains a variety of bonds selected by experienced buyers. The Fund is not actively managed; however, it is regularly reviewed and a bond can be sold if retaining it is considered detrimental to investors' interests.

MONTHLY FEDERALLY TAX-FREE INTEREST INCOME

Each Portfolio pays monthly income, even though the bonds generally pay interest semi-annually.

INSURANCE
Certain bonds are insured. This insurance guarantees the timely payment of principal and interest of the bonds, but does not guarantee the value of the bonds or the units. Insurance does not cover accelerated payments of principal or any increase in interest payments or premiums payable on mandatory redemptions, including if interest on a bond is determined to be taxable. (See Bonds Backed by Letters of Credit or Insurance in Part B).

BOND CALL FEATURES

It is possible that during periods of falling interest rates, a bond with a coupon higher than current market rates will be prepaid or 'called', at the option of the bond issuer, before its expected maturity. When bonds are initially callable, the price is usually at a premium to par which then declines to par over time. Bonds may also be subject to a mandatory sinking fund or have extraordinary redemption provisions. For example, if the bond's proceeds are not able to be used as intended the bond may be redeemed. This redemption and the sinking fund are often at par.

CALL PROTECTION

Although many bonds are subject to optional refunding or call provisions, we have selected bonds with call protection. This call protection means that any bond in a Portfolio generally cannot be called for a number of years and thereafter at a declining premium over par.

TAX INFORMATION

Based on the opinion of bond or local counsel, interest income from the bonds held by this Fund is generally 100% exempt under existing laws from regular federal income tax and certain state and local personal income taxes for residents of a particular State. Any gain on a disposition of the underlying bonds or Units will be subject to tax. If you hold your units for more than 18 months you may be entitled to the new 20% maximum federal tax rate for gains from the sale of your Units. (See Taxes in Part B.)

LOW MINIMUM INVESTMENT

You can get started with a minimum purchase of about $1,000.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into a separate portfolio of federally tax-exempt bonds. Most or all of the bonds in that portfolio, however, will not be insured or exempt from state and local taxes. Reinvesting helps to compound your income free of federal income taxes.

PRINCIPAL DISTRIBUTIONS

Principal from sales, redemptions and maturities of bonds in the Portfolios will be distributed to investors periodically when the amount to be distributed is more than $5.00 per unit.

---------------------------------------------------
Defining Your Investment
---------------------------------------------------

PUBLIC OFFERING PRICE

The Public Offering Price as of October 30, 1997, the business day prior to the Initial Date of Deposit, is based on the aggregate offer side value of the underlying bonds in the Portfolio, plus cash, divided by the number of units outstanding. The Public Offering Price on any subsequent date will vary. An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price. The underlying bonds are evaluated by an independent evaluator at 3:30 p.m. Eastern time on every business day.

SALES CHARGES

There is no up-front sales charge in the initial offering period until the deduction of the first deferred sales charge installment from holders of record on February 10, 1998. In the first three years of owning your Units you will pay a deferred sales charge. This deferred sales charge will be paid from interest on the short-term bonds in the Portfolio and proceeds from the periodic sale or maturity of those bonds. Interest on these short-term bonds is not included in a Trust's return figures. Units purchased after February 10, 1998 will be charged an up-front sales charge as well as a deferred sales charge. (See Defining Your Costs; How To Buy Units in Part B.)

PAR VALUE

The par value represented by each unit--the amount of money you will receive by termination of the Trust, assuming all the bonds are paid at maturity or are redeemed by the issuer at par or sold by the Fund at par--is $1,000.

TERMINATION DATE

The Portfolios will generally terminate no later than the maturity date of the last maturing bond listed in the Portfolio. The Portfolios may be terminated if the value is less than 40% of the face amount of bonds deposited.

SPONSORS' PROFIT OR LOSS

The Sponsors' profit or loss associated with each Portfolio will include the receipt of applicable sales charges, any fees for underwriting or placing bonds, fluctuations in the Public Offering Price or secondary market price of units and a gain or loss on the deposit of the bonds (see Underwriters' and Sponsors' Profit in Part B).

REDEEMING OR SELLING YOUR INVESTMENT
You may redeem or sell your units at any time. Your price is based on the offer side evaluation of the bonds during the initial public offering period and for at least the first three months of the Trust and on the lower, bid side evaluation thereafter, as determined by an independent evaluator, plus principal cash, if any, as well as accrued interest. If you redeem or sell your Units before the final deferred sales charge installment deduction you will pay the remaining balance of the deferred sales charge. (See How To Buy Units in Part B.)
---------------------------------------------------
Defining Your Risks
---------------------------------------------------

RISK FACTORS

Unit price fluctuates and could be adversely affected by increasing interest rates as well as the financial condition of the issuers of the bonds and any insurance companies backing certain of the bonds. Because of the possible maturity, sale or other disposition of securities, the size, composition and return of the portfolio may change at any time. Because of the sales charges, returns of principal and fluctuations in unit price, among other reasons, the sale price will generally be less than the cost of your units. Unit prices could also be adversely affected if a limited trading market exists in any security to be sold. There is no guarantee that the Fund will achieve its investment objective.

In addition, each Portfolio has fewer bond issues than a national fund, and is concentrated in bonds of issuers located in only one State. There may be additional risk from decreased diversification as well as from factors particular to that State.

UNDERWRITING ACCOUNT

One or more of the Sponsors has participated as sole underwriter, managing underwriter or member of an underwriting syndicate from which approximately 1% of the bonds in the California Trust and 17% of the bonds in the New York Trust were acquired.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
P.O. Box 9051
Princeton, NJ 08543-9051                                                  49.64%

SMITH BARNEY INC.
388 Greenwich Street--23rd Floor
New York, NY 10013                                                        10.07%

PAINEWEBBER INCORPORATED
1285 Avenue of the Americas
New York, NY 10019                                                        22.03%

PRUDENTIAL SECURITIES INCORPORATED
One New York Plaza
New York, NY 10292                                                         6.30%

DEAN WITTER REYNOLDS INC.
Two World Trade Center--59th Floor
New York, NY 10048                                                        11.96%

                                                                         -------
                                                                         100.00%

--------------------------------------------------------------------------------
                        Defined California Insured Trust
--------------------------------------------------------------------------------


PORTFOLIO DIVERSIFICATION

The Portfolio contains 10 California bond issues and 1 Puerto Rico bond issue.

TYPES OF BONDS

The Portfolio consists of $4,705,000 face amount of municipal bonds of the following types:

                                    APPROXIMATE
                               PORTFOLIO PERCENTAGE

  / / Airports/Ports/Highways                         1%
  / / Hospitals/Nursing Homes/Mental Health          16%
  / / Lease Rental Appropriation                     45%
  / / Municipal Water/Sewer Utilities                15%
  / / Special Tax                                     6%
  / / State/Local Municipal Electric Utilities        1%
  / / Tax Allocation                                 16%

INSURED AAA-RATED BONDS
As a result of insurance, the bonds are rated AAA or Aaa.

The approximate percentage of the aggregate face amount insured by each insurance company is:


AMBAC Insurance Company                     46%
Financial Guaranty Insurance Company         6%
Financial Security Assurance Inc.           16%
MBIA Insurance Corporation                  32%


PORTFOLIO CONCENTRATIONS

The Portfolio is considered to be concentrated in Lease Rental Appropriation bonds and is therefore dependent to a significant degree on revenues generated from those particular activities (see Risk Factors in Part B.) The Portfolio is concentrated in bonds of California issuers and is subject to additional risk from decreased diversification as well as from factors that may be particular to California, which are briefly described on page A-6.
---------------------------------------------------
Defining Your Income
---------------------------------------------------

WHAT YOU MAY EXPECT
(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


First Distribution per unit
(November 25, 1997):                           $ 1.23
Regular Monthly Income per unit
(Beginning on December 25, 1997):              $ 4.11
Annual Income per unit:                        $49.38


These figures are estimates determined as of the business day prior to the Initial Date of Deposit and actual payments may vary.

Estimated cash flows are available upon request from the Sponsors.
---------------------------------------------------
Defining Your Costs
---------------------------------------------------

SALES CHARGES

In the first three years of owning your units you will pay a deferred sales charge of $15.00 per unit each year ($3.75 quarterly February, May, August and November), a total of $45.00. Units purchased after February 10, 1998 will be charged an up-front sales charge equal to 0.375% per unit based on the Public Offering Price (less the value of the short-term bonds reserved to pay the deferred sales charge not yet accrued) multiplied by the number of deferred sales charge payments already deducted. For example, units purchased in June 1998 would incur an up-front sales charge of 0.750% per unit and a deferred sales charge of $37.50. (See How To Buy Units in Part B.)
Although the Trust is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay (see Sales Charges on page A-3).


                             As a %
                           of Initial
                            Offering
                             Period
                             Public      Amount per
                            Offering       $1,000
                              Price       Invested
                           -----------   -----------
MAXIMUM SALES CHARGES              4.50% $      45.00


The Trust (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds.

ESTIMATED ANNUAL FUND OPERATING EXPENSES


                            As a %
                          of Average
                          Net Assets*    Per Unit
                          -----------   -----------
TRUSTEE'S FEE                     .071% $       0.73
PORTFOLIO SUPERVISION,
  BOOKKEEPING AND
  ADMINISTRATIVE FEES             .045%         0.46
EVALUATOR'S FEE                   .028%         0.29
ORGANIZATIONAL COSTS              .020%         0.20
OTHER OPERATING
  EXPENSES                        .062%         0.63
                          -----------   -----------
TOTAL                             .226% $       2.31


------------
* Based on the mean of the bid and offer side evaluations.

COSTS OVER TIME

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:


1 Year   3 Years   5 Years   10 Years
 $47       $52       $58       $74


No redemption at the end of the period:


1 Year   3 Years   5 Years   10 Years
 $17       $52       $58       $74


The example assumes reinvestment of all distributions into additional units of the Fund (a reinvestment option different from that offered by this Fund) and uses a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The Costs Over Time above reflect both sales charges and operating expenses on an increasing investment (because the net annual return is reinvested). The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than the example.

As of October 30, 1997, the Public Offering Price was $1,028.57, based on the aggregate offer side value of the bonds ($4,629,729.35), plus cash ($40,000.00), divided by the number of units outstanding (4,540). An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price. The per unit redemption and Sponsors' repurchase price as of October 30, 1997, was $45.00 less than the Public Offering Price, reflecting the deduction of the deferred sales charge, which declines by $3.75 quarterly over approximately the first three years of the Trust. Sponsors' profit on deposit was $55,170.40.

--------------------------------------------------------------------------------

                      Defined California Insured Portfolio
--------------------------------------------------------------------------------

Municipal Investment Trust Fund
Multistate Series--318
California Insured Trust                                        October 31, 1997


                                                     OPTIONAL         SINKING
                                       RATING       REFUNDING           FUND
                                     OF ISSUES     REDEMPTIONS      REDEMPTIONS          COST
PORTFOLIO TITLE                         (1)            (2)              (2)          TO FUND (3)
--------------------------------------------------------------------------------------------------

1. $700,000 State of California
Dept. of Wtr. Resources, Central
Valley Proj., Wtr. Sys. Rev. Bonds,
Ser. O (MBIA Ins.), 4.75%, 12/1/29     AAA         12/1/05 @ 101           12/1/26  $   640,885.00
2. California Hlth. Facs. Fin.
Auth., Ins. Rev. Bonds (Sutter
Hlth.), Ser. 1997 A (FSA Ins.)         AAA
$20,000, 3.70%, 8/15/98 (4)                                   --                --       20,019.20
$20,000, 4.00%, 8/15/99 (4)                                   --                --       20,039.80
$30,000, 4.15%, 8/15/00 (4)                                   --                --       30,100.50
$700,000, 5.25%, 8/15/27                           8/15/07 @ 102           8/15/18      689,570.00
3. $700,000 Public Wks. Bd. of the
State of California, Lease Rev.
Bonds (Dept. of Corrections), Ser.
1996 A (AMBAC Ins.), 5.25%, 1/1/21     AAA          1/1/06 @ 100            1/1/18      690,711.00
4. $700,000 County of Contra Costa,
CA, Certs. of Part. (Cap. Proj.
Prog.), Ser. 1997 (AMBAC Ins.),
5.25%, 2/1/17                          AAA          2/1/07 @ 102            2/1/13      700,000.00
5. $20,000 Industry, CA, Urban Dev.
Agy., Tax Alloc. Bonds (Civic,
Rec., and Indl.), Ser. 1 (MBIA
Ins.), 4.25%, 5/1/01 (4)               AAA                    --                --       20,129.20
6. $30,000 Los Angeles Cnty., CA,
Capital Asset Leasing Corp., Lease
Rev. Bonds, (1992 Master Rfdg.
Proj.) (AMBAC Ins.), 4.90%, 12/1/98
(4)                                    AAA                    --                --       30,346.80
7. $700,000 Sulphur Springs Union
Sch. Dist., Los Angeles Cnty., CA,
Certs. of Part., (1997 Rfdg. and
Sch.Imp. Proj.) (AMBAC Ins.),
5.375%, 2/1/22                         AAA          2/1/07 @ 102            2/1/13      700,000.00
8. $30,000 Riverside Cnty. Trans.
Comm., CA, Sales Tax Rev. Bonds,
Ser. 1993 A (AMBAC Ins.), 4.875%,
6/1/99 (4)                             AAA                    --                --       30,444.60
9. $750,000 Indio Pub. Fin. Auth.,
CA, Tax Increment Rev. Rfdg. Bonds,
Ser. 1997 B (MBIA Ins.), 5.35%,
8/15/27                                AAA         8/15/06 @ 102           8/15/18      750,000.00
10. $250,000 Sacramento Area Flood
Ctl. Agy., CA, North Area Local
Proj., Cap Assessment Dist. No. 2
Bonds, Ser. 1995 (Financial
Guaranty Ins.), 5.375%, 10/1/20        AAA         10/1/05 @ 102           10/1/16      250,000.00
11. $55,000 Puerto Rico Elec. Pwr.
Auth., Pwr. Rev. Bonds, Ser. R
(MBIA Ins.), 5.70%, 7/1/00 (4)         AAA                    }--               --       57,483.25
                                                                                    --------------
                                                                                    $ 4,629,729.35
                                                                                    --------------
                                                                                    --------------

----------------------------
(1) All ratings are by Standard & Poor's Ratings Group unless followed by '(m)', which indicates a Moody's Investors Service rating. Moody's ratings are furnished by the Evaluator but not confirmed with Moody's. (See Appendix A to Part B.)
(2) Bonds are first subject to optional redemptions (which may be exercised in whole or in part) on the dates and at the prices indicated under the Optional Refunding Redemptions column. In subsequent years, bonds are redeemable at declining prices, but typically not below par value. Some issues may be subject to sinking fund redemption or extraordinary redemption without premium prior to the dates shown.
(3) Evaluation of the bonds by the Evaluator is made on the basis of current offer side evaluation. On this basis, 4% of the bonds were deposited at a premium, 51% at par and 45% at a discount from par.
(4) It is anticipated that interest and principal received from these bonds will be applied to the payment of the Trust's deferred sales charge and, therefore, these amounts have not been included in the Trust's calculation of Estimated Current and Long Term Returns.

--------------------------------------------------------------------------------
                           California Taxes and Risks
--------------------------------------------------------------------------------

CALIFORNIA RISK FACTORS

    From the latter years of the 1980s through fiscal year 1992-1993, California weathered a turbulent period of repeated budgetary imbalance. Even as rapid population growth escalated the demand for government services, an economic recession ravaged the State's revenue base and drove expenditures above budget appropriations.

    Bolstered by strengthening revenues, reduced caseload growth and an improving economy, the State has begun to experience some relief from the serious budgetary pressures that characterized a significant portion of the decade. Reflecting the belief shared by many analysts that the California economy would remain strong, the 1997-1998 Budget Act allocated a State budget of some $66.9 billion. The Budget Act contains no tax increases and no tax reductions.

    Nonetheless, the State's budgetary fortunes continue to be subject to unforeseeable events. In December, 1994, for example, Orange County, California and its Investment Pool filed for bankruptcy. A plan of adjustment has been approved by the court and became effective under which all non-municipal creditors are to be paid in full. However, the ultimate financial impact on the County and the State cannot be predicted with any certainty. In addition, constant fluctuations in other factors affecting the State -- including health and welfare caseloads, property tax receipts, federal funding and extraordinary expenditures related to natural disasters -- will undoubtedly create new budget challenges.

    Furthermore, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects on the California economy. Among these are measures that have established tax, spending or appropriations limits and prohibited the imposition of certain new taxes, authorized the transfers of tax liabilities and reallocations of tax receipts among governmental entities and provided for minimum levels of funding.

    Finally, certain bonds in the Trust may be subject to provisions of California law that could adversely affect payments on those bonds or limit the remedies available to bondholders. Among these are bonds of health care institutions which are subject to the strict rules and limits regarding reimbursement payments of California's Medi-Cal Program for health care services to welfare beneficiaries, and bonds secured by liens on real property.

    General obligation bonds of the State of California are currently rated A1 by Moody's and A+ by Standard & Poor's.

CALIFORNIA TAXES

    In the opinion of O'Melveny & Myers LLP, Los Angeles, California, special counsel on California tax matters, under existing California law:

    The Trust is neither a business trust nor an association taxable as a corporation for California tax purposes. Each holder will be considered the owner of a pro rata portion of the Trust Fund and will be deemed to receive his pro rata portion of the income therefrom. To the extent interest on the Debt Obligations is exempt from California personal income taxes, said interest is similarly exempt from California personal income taxes in the hands of the holders, except to the extent such holders are banks or corporations subject to the California franchise tax. Holders will be subject to California income tax on any gain on the disposition of all or part of his pro rata portion of a Debt Obligation in the Trust Fund. A holder will be considered to have disposed of all or part of his pro rata portion of each Debt Obligation when he sells or redeems all or some of his Units. A holder will also be considered to have disposed of all or part of his pro rata portion of a Debt Obligation when all or part of the Debt Obligation is sold by the Trust Fund or is redeemed or paid at maturity. The Debt Obligations and the Units are not taxable under the California personal property tax law.

--------------------------------------------------------------------------------
                         Defined Florida Insured Trust
--------------------------------------------------------------------------------


PORTFOLIO DIVERSIFICATION

The Portfolio contains 10 Florida bond issues and 1 Puerto Rico bond issue.

TYPES OF BONDS

The Portfolio consists of $3,920,000 face amount of municipal bonds of the following types:

                                    APPROXIMATE
                               PORTFOLIO PERCENTAGE

  / / Airports/Ports/Highways                         6%
  / / General Obligation Bonds                        1%
  / / Hospitals/Nursing Homes/Mental Health          28%
  / / Lease Rental Appropriation                     32%
  / / Municipal Water/Sewer Utilities                18%
  / / Stadiums                                       15%

INSURED AAA-RATED BONDS

As a result of insurance, the bonds are rated AAA or Aaa.
The approximate percentage of the aggregate face amount insured by each insurance company is:


AMBAC Insurance Company                      4%
Financial Guaranty Insurance Company        15%
Financial Security Assurance Inc.            6%
MBIA Insurance Corporation                  75%


PORTFOLIO CONCENTRATIONS

The Portfolio is considered to be concentrated in Lease Rental Appropriation and Hospital/Nursing Home/Mental Health Facility bonds and is therefore dependent to a significant degree on revenues generated from those particular activities (see Risk Factors in Part B.) The Portfolio is concentrated in bonds of Florida issuers and is subject to additional risk from decreased diversification as well as from factors that may be particular to Florida, which are briefly described on page A-9.
---------------------------------------------------
Defining Your Income
---------------------------------------------------

WHAT YOU MAY EXPECT
(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


First Distribution per unit
(November 25, 1997):                           $ 1.23
Regular Monthly Income per unit
(Beginning on December 25, 1997):              $ 4.10
Annual Income per unit:                        $49.24


These figures are estimates determined as of the business day prior to the Initial Date of Deposit and actual payments may vary.

Estimated cash flows are available upon request from the Sponsors.
---------------------------------------------------
Defining Your Costs
---------------------------------------------------

SALES CHARGES

In the first three years of owning your units you will pay a deferred sales charge of $15.00 per unit each year ($3.75 quarterly February, May, August and November), a total of $45.00. Units purchased after February 10, 1998 will be charged an up-front sales charge equal to 0.375% per unit based on the Public Offering Price (less the value of the short-term bonds reserved to pay the deferred sales charge not yet accrued) multiplied by the number of deferred sales charge payments already deducted. For example, units purchased in June 1998 would incur an up-front sales charge of 0.750% per unit and a deferred sales charge of $37.50. (See How To Buy Units in Part B.)

Although the Trust is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay (see Sales Charges on page A-3).


                             As a %
                           of Initial
                            Offering
                             Period
                             Public      Amount per
                            Offering       $1,000
                              Price       Invested
                           -----------   -----------
Maximum Sales Charges              4.50% $      45.00


The Trust (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds.

ESTIMATED ANNUAL FUND OPERATING EXPENSES


                            As a %
                          of Average
                          Net Assets*    Per Unit
                          -----------   -----------
Trustee's Fee                     .070% $       0.73
Portfolio Supervision,
  Bookkeeping and
  Administrative Fees             .045%         0.46
Evaluator's Fee                   .034%         0.35
Organizational Costs              .019%         0.20
Other Operating
  Expenses                        .072%         0.74
                          -----------   -----------
TOTAL                             .240% $       2.48


------------
* Based on the mean of the bid and offer side evaluations.

COSTS OVER TIME

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:


1 Year   3 Years   5 Years   10 Years
 $47       $53       $59       $76


No redemption at the end of the period:


1 Year   3 Years   5 Years   10 Years
 $17       $53       $59       $76


The example assumes reinvestment of all distributions into additional units of the Fund (a reinvestment option different from that offered by this Fund) and uses a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The Costs Over Time above reflect both sales charges and operating expenses on an increasing investment (because the net annual return is reinvested). The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than the example.

As of October 30, 1997, the Public Offering Price was $1,034.26, based on the aggregate offer side value of the bonds ($3,879,614.50), plus cash ($33,000), divided by the number of units outstanding (3,783). An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price. The per unit redemption and Sponsors' repurchase price as of October 30, 1997, was $45.00 less than the Public Offering Price, reflecting the deduction of the deferred sales charge, which declines by $3.75 quarterly over approximately the first three years of the Trust. Sponsors' profit on deposit was $32,747.70.

--------------------------------------------------------------------------------
                       Defined Florida Insured Portfolio
--------------------------------------------------------------------------------

Municipal Investment Trust Fund
Multistate Series--318
Florida Insured Trust                                           October 31, 1997


                                                     OPTIONAL         SINKING
                                       RATING       REFUNDING           FUND
                                     OF ISSUES     REDEMPTIONS      REDEMPTIONS          COST
PORTFOLIO TITLE                         (1)            (2)              (2)          TO FUND (3)
--------------------------------------------------------------------------------------------------

1. $250,000 Dade Cnty., FL,
Aviation Rev. Rfdg. Bonds, Miami
Intl. Arpt. (Hub of the Americas),
Ser. 1997 C (FSA Ins.), 5.125%,
10/1/27                                AAA         10/1/07 @ 101.5         10/1/22  $   245,297.50
2. $5,000 Dade Cnty., FL, G.O. Pub.
Imp. Bonds, Ser. CC (AMBAC Ins.),
6.60%, 10/1/00 (4)                     AAA                    --                --        5,357.90
3. $600,000 Dade Cnty., FL,
Professional Sports Fran. Facs. Tax
Rev. Bonds, Ser. 1995 (MBIA Ins.),
5.25%, 10/1/30                         AAA         10/1/05 @ 102           10/1/29      590,724.00
4. $25,000 The School Dist. of Dade
Cnty., FL, G.O. Sch. Bonds, Ser.
1994 (MBIA Ins.), 6.40%, 8/1/98 (4)    AAA                    --                --       25,513.50
5. $600,000 Dade Cnty., FL, Wtr.
and Swr. Sys. Rev. Bonds, Ser. 1997
(Financial Guaranty Ins.), 5.25%,
10/1/26                                AAA         10/1/07 @ 101           10/1/22      595,554.00
6. $600,000 Hospital Bd. of
Directors of Lee Cnty., FL, Hosp.
Rev. Bonds (Lee Mem. Hlth. Sys.),
Ser. 1997 A (MBIA Ins.), 5.00%,
4/1/20                                 AAA          4/1/07 @ 101            4/1/18      580,338.00
7. $600,000 The School Bd. of Leon
Cnty., FL, Certs. of Part. (Master
Lease Prog.), Ser. 1997 (MBIA
Ins.), 5.125%, 7/1/22                  AAA          7/1/07 @ 101            7/1/18      589,644.00
8. $600,000 The School Bd. of
Orange Cnty., FL, Certs. of Part.,
Ser. 1997 A (MBIA Ins.), 5.375%,
8/1/22                                 Aaa(m)       8/1/07 @ 101        8/1/18          603,594.00
9. $500,000 Sarasota Cnty., FL,
Pub. Hosp. Bd., Fixed Rate Hosp.
Rev. Rfdg. Bonds (Sarasota Mem.
Hosp. Proj.), Ser. 1997 B (MBIA
Ins.), 5.375%, 10/1/20                 Aaa(m)      10/1/07 @ 101.5     10/1/18          501,065.00
10. $80,000 City of Clearwater, FL,
Wtr. and Swr. Rfdg. Rev. Bonds,
Ser. 1993 (AMBAC Ins.), 4.75%,
12/1/00 (4)                            AAA                    --            --           81,956.00
11. $60,000 Puerto Rico Pub. Bldgs.
Auth., Govt. Facs. Rev. Bonds, Ser.
A (AMBAC Ins.), 4.30%, 7/1/99 (4)      AAA                    --            --           60,570.60
                                                                                    --------------
                                                                                    $ 3,879,614.50
                                                                                    --------------
                                                                                    --------------

----------------------------
(1) All ratings are by Standard & Poor's Ratings Group unless followed by '(m)', which indicates a Moody's Investors Service rating, or '(f)' which indicates a Fitch Investors Service rating. Moody's and Fitch ratings are furnished by the Evaluator but not confirmed with Moody's or Fitch. (See Appendix A to Part B.)
(2) Bonds are first subject to optional redemptions (which may be exercised in whole or in part) on the dates and at the prices indicated under the Optional Refunding Redemptions column. In subsequent years, bonds are redeemable at declining prices, but typically not below par value. Some issues may be subject to sinking fund redemption or extraordinary redemption without premium prior to the dates shown.
(3) Evaluation of the bonds by the Evaluator is made on the basis of current offer side evaluation. On this basis, approximately 32% of the bonds were deposited at a premium and 68% at a discount from par.
(4) It is anticipated that interest and principal received from these bonds will be applied to the payment of the Trust's deferred sales charge and, therefore, these amounts have not been included in the Trust's calculation of Estimated Current and Long Term Returns.

--------------------------------------------------------------------------------
                            Florida Taxes and Risks
--------------------------------------------------------------------------------

FLORIDA RISK FACTORS

    The financial condition of the State of Florida is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations placed by the State's Constitution on the State and its local governments covering income taxes, ad valorem taxes, bond indebtedness and other matters, as well as various statutory limitations, may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

    The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. South Florida is susceptible to international trade and currency imbalances and to economic problems in Central and South America due to its geographical location and its involvement with foreign trade, tourism and investment capital. The central and northern portions of the State, on the other hand, could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agriculture-related problems, particularly with regard to the citrus and sugar industries. The State's economy also has historically been somewhat dependent on the tourism and construction industries and is sensitive to trends in those sectors.

    General obligation bonds of the State are currently rated Aa by Moody's Investors Service and AA by Standard & Poor's.

FLORIDA TAXES

       In the opinion of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., Miami, Florida, special counsel on Florida tax matters, under existing Florida law:

       1. The Fund will not be subject to income, franchise or other taxes of a similar nature imposed by the State of Florida or its subdivisions, agencies or instrumentalities.

       2. Because Florida does not impose a personal income tax, non-corporate investors in Units of the Fund will not be subject to any Florida income taxes with respect to (i) amounts received by the Fund on the Bonds it holds; (ii) amounts which are distributed by the Fund to non-corporate investors in Units of the Fund or (iii) any gain realized on the sale or redemption of Bonds by the Fund or of a Unit of the Fund by a non-corporate investor. However, corporations as defined in Chapter 220, Florida Statutes
    (1995), (including limited liability companies) which are otherwise subject to Florida income taxation will be subject to tax on their respective share of any income and gain realized by the Fund and on any gain realized by a corporate investor on the sale or redemption of Units of the Fund by the corporate investor.

       3. The Units will be subject to Florida estate taxes only if held by Florida residents, or if held by non-residents deemed to have business situs in Florida. The Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code, as amended.

       4. Bonds issued by the State of Florida or its political subdivisions are exempt from Florida intangible personal property taxation under Chapter 199, Florida Statutes (1995), as amended. Bonds issued by the Government of Puerto Rico or by the Government of Guam, or by their authority, are exempt by Federal statute from taxes such as the Florida intangible personal property tax. Thus, the Fund will not be subject to Florida intangible personal property tax on any Bonds in the Fund issued by the State of Florida or its political subdivisions, by the Government of Puerto Rico or by its authority or by the Government of Guam or by its authority. In addition, the Units of the Fund will not be subject to the Florida intangible personal property tax if the Fund invests solely in such Florida, Puerto Rico or Guam debt obligations.

--------------------------------------------------------------------------------
                          Defined New York Insured Trust
--------------------------------------------------------------------------------


PORTFOLIO DIVERSIFICATION

The Portfolio contains 12 New York bond issues and 1 Puerto Rico bond issue.

TYPES OF BONDS

The Portfolio consists of $4,430,000 face amount of municipal bonds of the following types:

                                    APPROXIMATE
                               PORTFOLIO PERCENTAGE

  / / Airports/Ports/Highways                         9%
  / / General Obligation                              2%
  / / Hospitals/Nursing Homes/Mental Health          45%
  / / Lease Rental Appropriation                     28%
  / / Special Tax Issues                             14%
  / / Miscellaneous                                   1%
  / / State/Local Municipal Electric Utilities        1%

INSURED AAA-RATED BONDS

As a result of insurance, the bonds are rated AAA or Aaa.
The approximate percentage of the aggregate face amount insured by each insurance company is:


AMBAC Insurance Company                     24%
Financial Guaranty Insurance Company         2%
Financial Security Assurance Inc.           30%
MBIA Insurance Corporation                  44%


PORTFOLIO CONCENTRATIONS

The Portfolio is considered to be concentrated in Hospital/Nursing Home/Mental Health Facility and Lease Rental Appropriation bonds and is therefore dependent to a significant degree on revenues generated from those particular activities. (See Risk Factors in Part B.) The Portfolio is concentrated in bonds of New York issuers and is subject to additional risk from decreased diversification as well as from factors that may be particular to New York, which are briefly described on page A-12.
---------------------------------------------------
Defining Your Income
---------------------------------------------------

WHAT YOU MAY EXPECT
(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


First Distribution per unit
(November 25, 1997):                           $ 1.25
Regular Monthly Income per unit
(Beginning on December 25, 1997):              $ 4.18
Annual Income per unit:                        $50.24


These figures are estimates determined as of the business day prior to the Initial Date of Deposit and actual payments may vary.

Estimated cash flows are available upon request from the Sponsors.
---------------------------------------------------
Defining Your Costs
---------------------------------------------------

SALES CHARGES

In the first three years of owning your units you will pay a deferred sales charge of $15.00 per unit each year ($3.75 quarterly February, May, August and November), a total of $45.00. Units purchased after February 10, 1998 will be charged an up-front sales charge equal to 0.375% per unit based on the Public Offering Price (less the value of the short-term bonds reserved to pay the deferred sales charge not yet accrued) multiplied by the number of deferred sales charge payments already deducted. For example, units purchased in June 1998 would incur an up-front sales charge of 0.750% per unit and a deferred sales charge of $37.50. (See How To Buy Units in Part B.)

Although the Trust is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay (see Sales Charges on page A-3).


                             As a %
                           of Initial
                            Offering
                             Period
                             Public      Amount per
                            Offering       $1,000
                              Price       Invested
                           -----------   -----------
Maximum Sales Charges              4.50% $      45.00


The Trust (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds.

ESTIMATED ANNUAL FUND OPERATING EXPENSES


                            As a %
                          of Average
                          Net Assets*    Per Unit
                          -----------   -----------
Trustee's Fee                     .070% $       0.72
Portfolio Supervision,
  Bookkeeping and
  Administrative Fees             .045%         0.46
Evaluator's Fee                   .029%         0.31
Organizational Costs              .020%         0.20
Other Operating
  Expenses                        .065%         0.67
                          -----------   -----------
TOTAL                             .229% $       2.36


------------
* Based on the mean of the bid and offer side evaluations.

COSTS OVER TIME

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:


1 Year   3 Years   5 Years   10 Years
 $47       $52       $58       $74


No redemption at the end of the period:


1 Year   3 Years   5 Years   10 Years
 $17       $52       $58       $74


The example assumes reinvestment of all distributions into additional units of the Fund (a reinvestment option different from that offered by this Fund) and uses a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The Costs Over Time above reflect both sales charges and operating expenses on an increasing investment (because the net annual return is reinvested). The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than the example.
As of October 30, 1997, the Public Offering Price was $1,031.05, based on the aggregate offer side value of the bonds ($4,383,104.90), plus cash ($37,000.00), divided by the number of units outstanding (4,287). An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price. The per unit redemption and Sponsors' repurchase price as of October 30, 1997, was $45.00 less than the Public Offering Price, reflecting the deduction of the deferred sales charge, which declines by $3.75 quarterly over approximately the first three years of the Trust. Sponsors' profit on deposit was $38,074.80.

--------------------------------------------------------------------------------
                       Defined New York Insured Portfolio
--------------------------------------------------------------------------------

Municipal Investment Trust Fund
Multistate Series--318
New York Insured Trust                                          October 31, 1997


                                                     OPTIONAL         SINKING
                                       RATING       REFUNDING           FUND
                                     OF ISSUES     REDEMPTIONS      REDEMPTIONS          COST
PORTFOLIO TITLE                         (1)            (2)              (2)          TO FUND (3)
--------------------------------------------------------------------------------------------------

1. $650,000 New York Local Govt.
Asst. Corp. (Pub. Benefit Corp. of
the State of NY), Ser. 1993 D (MBIA
Ins.), 5.00%, 4/1/23                   AAA          4/1/04 @ 100            4/1/15  $   618,553.00
2. $300,000 New York State Urban
Dev. Corp., Corr. Cap. Facs. Rev.
Bonds, Ser. 5 (MBIA Ins.), 5.50%,
1/1/25                                 AAA          1/1/05 @ 102            1/1/21      302,121.00
3. $400,000 New York State Urban
Dev. Corp., Corr. Cap. Facs. Rev.
Bonds, Ser. 6 (AMBAC Ins.), 5.375%,
1/1/25                                 AAA          1/1/06 @ 102            1/1/18      400,744.00
4. $550,000 Dormitory Auth. of the
State of New York, City Univ. Sys.
Consol. Rev. Bonds, Third General
Resolution Rev. Bonds, Ser. 1997-1
(MBIA Ins.), 5.125%, 7/1/27 (4)        AAA          1/1/08 @ 102            1/1/15      535,645.00
5. $30,000 Dormitory Auth. of the
State of New York, Insured Rev.
Bonds (853 Schools Program Issue)
(The Children's Home of Kingston)
Ser. 1997 B (AMBAC Ins.), 4.25%,
7/1/99 (5)                             AAA                    --                --       30,228.90
6. $600,000 Dormitory Auth. of the
State of New York, Mental Hlth.
Facs. Imp. Rev. Bonds, Ser. 1996 B
(FSA Ins.), 5.375%, 2/15/26            AAA         2/15/06 @ 102           2/15/22      600,000.00
7. $650,000 Dormitory Auth. of the
State of New York, Millard Fillmore
Hosp., FHA-Insured Mtge. Hosp. Rev.
Bonds, Ser. 1997 (AMBAC Ins.),
5.375%, 2/1/32                         AAA          8/1/04 @ 105            8/1/15      647,413.00
8. $35,000 Dormitory Auth. of the
State of New York, Vassar Brothers
Hosp., Ins. Rev. Bonds, Ser. 1997
(FSA Ins.), 4.125%, 7/1/01 (4) (5)     AAA                    --                --       34,850.90
9. $700,000 Dormitory Auth. of the
State of New York, Vassar Brothers
Hosp., Ins. Rev. Bonds, Ser. 1997
(FSA Ins.), 5.375%, 7/1/25 (4)         AAA          7/1/08 @ 102            7/1/18      692,482.00
10. $400,000 Metropolitan Trans.
Auth., NY, Commuter Fac. Rev.
Bonds, Ser. 1997 C-1 (MBIA Ins.),
5.50%, 7/1/22                          AAA          7/1/07 @ 101            7/1/18      403,396.00
11. $35,000 Northeastern Clinton
Central Sch. Dist. at Champlain,
Clinton Cnty., NY, Sch. Dist.
Serial Bonds, Series 1997
(Financial Guaranty Ins.), 4.80%,
9/1/98 to 9/1/99 (5)                   Aaa(m)                 --            --           35,624.70
12. $40,000 County of Monroe, NY,
G.O. Rfdg. Bonds, Ser. 1992
(Financial Guaranty Ins.), 4.70%,
6/1/98 (5)                             AAA                    --            --           40,240.40
13. $40,000 Puerto Rico Elec. Pwr.
Auth., Pwr. Rev. Bonds, Ser. R
(MBIA Ins.), 5.70%, 7/1/00 (5)         AAA                    --            --           41,806.00
                                                                                    --------------
                                                                                    $ 4,383,104.90
                                                                                    --------------
                                                                                    --------------

----------------------------
(1) All ratings are by Standard & Poor's Ratings Group unless followed by '(m)', which indicates a Moody's Investors Service rating or '(f)' which indicates a Fitch Investor's Service rating. Moody's and Fitch ratings are furnished by the Evaluator but not confirmed with Moody's or Fitch. (See Appendix A to Part B.)
(2) Bonds are first subject to optional redemptions (which may be exercised in whole or in part) on the dates and at the prices indicated under the Optional Refunding Redemptions column. In subsequent years, bonds are redeemable at declining prices, but typically not below par value. Some issues may be subject to sinking fund redemption or extraordinary redemption without premium prior to the dates shown.
(3) Evaluation of the bonds by the Evaluator is made on the basis of current offer side evaluation. On this basis, approximately 28% of the bonds were deposited at a premium, 14% at par and 58% at a discount from par.
(4) These bonds are when-issued bonds that are expected to settle 8 to 13 days after the settlement date for Units. The Trustee's fees and expenses will be reduced during the first year by $0.43 per Unit to compensate for interest that would have been accrued on the bonds between the settlement date for Units and the actual date of delivery of the bonds. (See Income, Distributions and Reinvestment--Income in Part B.)
(5) It is anticipated that interest and principal received from these bonds will be applied to the payment of the Trust's deferred sales charge and, therefore, these amounts have not been included in the Trust's calculation of Estimated Current and Long Term Returns.

--------------------------------------------------------------------------------
                            New York Taxes and Risks
--------------------------------------------------------------------------------

NEW YORK RISK FACTORS

    The State of New York and several of its public authorities and municipalities including, in particular, New York City, continue to face financial difficulties. For many years, the State accumulated deficits by extraordinary borrowing, which have been paid off by the issuance of long-term bonds under legislation limiting future borrowing for deficits. The State's remaining accumulated deficit is about $1.0 billion. For the 1996 fiscal year (ended March 31), to address a $5 billion projected budget gap, the State budget included nearly $1 billion of non-recurring measures; a $445 million surplus was realized. To address a $3.9 billion projected gap, the fiscal 1997 budget included $1.3 billion of non-recurring measures. The State realized a $1.4 billion surplus (due primarily to higher-than expected revenue and reduced social services spending). The State Comptroller projected gaps of over $3 billion for each of the current and next fiscal years; the Governor estimated gaps of $2.3 billion and $1.6 billion, respectively. The State adopted a budget for the current year 126 days late, the latest ever. Spending will increase by 5.4% (twice the rate of inflation) and balance will be achieved in large part by using the 1997 surplus. State general obligation debt is rated A by Standard & Poor's and A2 by Moody's; at March 31, 1997, approximately $5.0 billion face amount was outstanding. 17 State authorities had an aggregate of $75.4 billion of debt outstanding at September 30, 1996, of which approximately $22.5 billion was State supported. Total State-related debt at March 31, 1997 was approximately $37.1 billion.

    New York City finished its 1996 fiscal year with a small surplus, after adopting measures to eliminate a projected $3.1 billion budget gap. The City budget to close a projected $2.6 billion budget gap for the fiscal year ended June 30, 1997, realized a surplus. The City has adopted a budget to close a $1.6 billion gap for the 1998 fiscal year. Budget revisions rely heavily on questionable assumptions and non-recurring measures ($1.9 billion, $1.2 billion and $2.0 billion respectively, in the 1995, 1996 and 1998 fiscal years), and spending is projected to continue to increase faster than revenue, leaving City-projected future budget gaps of $1.8 billion, $2.8 billion and $2.6 billion, respectively for the 1999 through 2001 fiscal years; fiscal monitors have higher estimates. The City's unemployment rate averaged 9.7% for the first half of 1997. Because the City was expected to reach the constitutional limit on debt issuance this year, the State in 1997 authorized creation of the Transitional Finance Authority to sell over several years up to $7.5 billion of additional bonds, backed by City personal income and sales tax revenues, to fund capital projects. Despite this, if no further action is taken, the City estimates it will reach its debt limit by June 2000. Debt service is expected to consume 20% of projected tax revenues by next year. The State Court of Appeals in March upheld a lower court decision preventing a proposed sale of the City's Water System, which could have provided nearly $1 billion of surplus funds. The City also faces imminent cutoff of Federal funds for over 200,000 illegal immigrants under welfare reform legislation adopted last year. New York City bonds are rated BBB+ by Standard & Poor's and Baa1 by Moody's. At March 31, 1997, approximately $26.0 billion of New York City bonds (excluding City debt held by The Municipal Assistance Corporation for the City of New York (MAC)), $3.8 billion of MAC bonds and $1.2 billion of public benefit corporation debt were outstanding. Other localities in the State had an aggregate of approximately $17.7 billion of indebtedness outstanding in 1994, of which $83 million was to finance budget deficits.

    For decades, the State's economy has grown more slowly than that of the rest of the nation as a whole. This low growth rate has been attributed, in part, to the combined State and New York City tax burden which is among the highest in the U.S. Because their tax structures are particularly sensitive to economic cycles, both the State and New York City are prone to substantial budget gaps during periods of economic weakness. Each has suffered a decline in population and in manufacturing jobs over many years, and has become particularly dependent on the financial services industry. Unemployment rates, especially in New York City, have been above the national average for several years.

    Both the State and New York City suffer from long-term structural imbalances between revenues and expenditures, which historically have been narrowed through extensive use of non-recurring measures such as bond refinancings, depletion of reserves, sales of assets, cost-cuts and layoffs. Except for property taxes, changes in New York City revenue measures require State approval. The City is also particularly subject to unanticipated increases in labor costs, resulting primarily from expiring union contracts and overtime expense. Both the State and New York City also face substantial replacement costs for infrastructure (such as roads, bridges and other public facilities) which has suffered from reduced maintenance expenditures during various economic declines.

    Various municipalities and State and local authorities in New York (particularly, the Metropolitan Transportation Authority) are dependent to varying degrees on State and federal aid, and could be adversely affected by the

State's and federal government's actions to balance their budgets. The State's dependence on federal aid and sensitivity to economic cycles, as well as high levels of taxes and unemployment, may continue to make it difficult to balance State and local budgets in the future.

NEW YORK TAXES

       In the opinion of bond counsel delivered on the date of issuance of the Bonds, interest on the Bonds will be exempt from New York State and City personal income taxes except where such interest is subject to federal income taxes (see Taxes).

       In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing New York law:

       The Trust is not an association taxable as a corporation, and income received by the Trust will be treated as the income of the investors in the same manner as for federal income tax purposes. Accordingly, each investor will be considered to have received the interest on his pro rata portion of each Bond when interest on the Bond is received by the Trust. A noncorporate investor in Units of the Trust who is a New York State (and City) resident will be subject to New York State (and City) personal income taxes on any gain recognized from the disposition of his interest in any Bond. A noncorporate investor who is not a New York State resident will not be subject to New York State or City personal income taxes on any such gain unless such Units are attributable to a business, trade, profession or occupation carried on in New York. A New York State (and City) resident should determine his tax basis for his pro rata portion of each Bond for New York State (and City) income tax purposes in the same manner as for federal income tax purposes. Interest income on, as well as any gain recognized on the disposition of, an investor's pro rata portion of the Bonds is generally not excludable from income in computing the New York State corporate franchise tax or the New York City corporation tax.

--------------------------------------------------------------------------------
                         Defined Pennsylvania Trust
--------------------------------------------------------------------------------


PORTFOLIO DIVERSIFICATION

The Portfolio contains 8 Pennsylvania bond issues.

TYPES OF BONDS

The Portfolio consists of $3,390,000 face amount of municipal bonds of the following types:

                                    APPROXIMATE
                               PORTFOLIO PERCENTAGE
  / / General Obligation                            3%
  / / Hospitals/Nursing Homes/Mental Health        47%
  / / Municipal Water/Sewer Utilities              34%
/ / University/College                             16%

RATED A OR BETTER

Each bond included in the Portfolio is rated investment grade. Each bond has been selected by investment professionals from among available bonds rated A or better by a nationally recognized rating organization. (See Bond Portfolio Selection in Part B.)
PORTFOLIO CONCENTRATIONS

The Portfolio is considered to be concentrated in Hospital/Nursing Home/Mental Health Facility and Municipal Water/Sewer Utility bonds and is therefore dependent to a significant degree on revenues generated from those particular activities. (See Risk Factors in Part B.) The Portfolio is concentrated in bonds of Pennsylvania issuers and is subject to additional risk from decreased diversification as well as from factors that may be particular to Pennsylvania, which are briefly described on page A-16.
---------------------------------------------------
Defining Your Income
---------------------------------------------------

WHAT YOU MAY EXPECT
(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


First Distribution per unit
(November 25, 1997):                           $ 1.25
Regular Monthly Income per unit
(Beginning on December 25, 1997):              $ 4.19
Annual Income per unit:                        $50.30


These figures are estimates determined as of the business day prior to the Initial Date of Deposit and actual payments may vary.

Estimated cash flows are available upon request from the Sponsors.
---------------------------------------------------
Defining Your Costs
---------------------------------------------------

SALES CHARGES

In the first three years of owning your units you will pay a deferred sales charge of $15.00 per unit each year ($3.75 quarterly February, May, August and November), a total of $45.00. Units purchased after February 10, 1998 will be charged an up-front sales charge equal to 0.375% per unit based on the Public Offering Price (less the value of the short-term bonds reserved to pay the deferred sales charge not yet accrued) multiplied by the number of deferred sales charge payments already deducted. For example, units purchased in June 1998 would incur an up-front sales charge of 0.750% per unit and a deferred sales charge of $37.50. (See How To Buy Units in Part B.)

Although the Trust is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay (see Sales Charges on page A-3).


                             As a %
                           of Initial
                            Offering
                             Period
                             Public      Amount per
                            Offering       $1,000
                              Price       Invested
                           -----------   -----------
Maximum Sales Charges              4.50% $      45.00


The Trust (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds.

ESTIMATED ANNUAL FUND OPERATING EXPENSES


                            As a %
                          of Average
                          Net Assets*    Per Unit
                          -----------   -----------
Trustee's Fee                     .071% $       0.72
Portfolio Supervision,
  Bookkeeping and
  Administrative Fees             .045%         0.46
Evaluator's Fee                   .039%         0.40
Organizational Costs              .020%         0.20
Other Operating
  Expenses                        .084%         0.86
                          -----------   -----------
TOTAL                             .259% $       2.64


------------
* Based on the mean of the bid and offer side evaluations.

COSTS OVER TIME

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:


1 Year   3 Years   5 Years   10 Years
 $48       $53       $60       $78


No redemption at the end of the period:


1 Year   3 Years   5 Years   10 Years
 $18       $53       $60       $78


The example assumes reinvestment of all distributions into additional units of the Fund (a reinvestment option different from that offered by this Fund) and uses a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The Costs Over Time above reflect both sales charges and operating expenses on an increasing investment (because the net annual return is reinvested). The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than the example.

As of October 30, 1997, the Public Offering Price was $1,023.56, based on the aggregate offer side value of the bonds ($3,327,217.85), plus cash ($27,000.00), divided by the number of units outstanding (3,277). An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price. The per unit redemption and Sponsors' repurchase price as of October 30, 1997, was $45.00 less than the Public Offering Price, reflecting the deduction of the deferred sales charge, which declines by $3.75 quarterly over approximately the first three years of the Trust. Sponsors' profit on deposit was $33,129.35.

--------------------------------------------------------------------------------
                         Defined Pennsylvania Portfolio
--------------------------------------------------------------------------------

Municipal Investment Trust Fund
Multistate Series--318
Pennsylvania Trust                                              October 31, 1997


                                                     OPTIONAL         SINKING
                                       RATING       REFUNDING           FUND
                                     OF ISSUES     REDEMPTIONS      REDEMPTIONS          COST
PORTFOLIO TITLE                         (1)            (2)              (2)          TO FUND (3)
--------------------------------------------------------------------------------------------------

1. $550,000 Pennsylvania Higher
Educl. Fac. Auth., Univ. Rev. Bonds
(The Univ. of the Arts), Ser, 1997
(Asset Guaranty Ins.), 5.50%,
3/15/22                                AA          3/15/07 @ 100           3/15/18  $   551,958.00
2. $550,000 Allegheny Cnty., PA,
Hosp. Dev. Auth., Hosp. Rev. Bonds
(St. Francis Med. Ctr. Proj.), Ser.
1997, 5.75%, 5/15/27                   A3(m)       5/15/07 @ 102       5/15/18          556,924.50
3. $35,000 Belle Vernon Area Sch.
Dist. (Fayette and Westmoreland
Ctys., PA), G.O. Bonds (Financial
Guaranty Ins.), Ser. 1997 B, 3.85%,
10/1/98 (4) (5)                        AAA                    --            --           35,045.85
4. The Municipal Swr. and Wtr.
Auth. of Cranberry Twp., Butler
Cnty., PA, Swr. and Wtr. Rev. Bonds
(MBIA Ins.), Ser. 1997                 AAA
$55,000, 4.05%, 12/1/99 (4) (5)                               --            --           55,000.00
$550,000, 5.125%, 12/1/26 (4)                      12/1/07 @ 100       12/1/18          524,810.00
5. $50,000 Borough of Dormont,
Allegheny Cnty., PA, G.O. Bonds
(FSA Ins.), Ser. 1997, 4.10%,
11/15/00 (4) (5)                       AAA                    --            --           50,141.00
6. $500,000 Doylestown Hosp. Auth.,
PA, Doylestown Hosp. Rev. Bonds,
Ser. 1993 A (AMBAC Ins.), 5.00%,
7/1/23                                 AAA          7/1/04 @ 102        7/1/14          475,685.00
7. $550,000 The Hospitals and
Higher Educ. Fac. Auth. of
Philadelphia, PA, Hosp. Rev. Bonds
(Temple Univ. Hosp.), Ser. 1997,
5.50%, 11/15/27                        A-         11/15/07 @ 101      11/15/24          542,030.50
8. $550,000 City of Philadelphia,
PA, Wtr. and Wastewater Rev. Bonds
(AMBAC Ins.), Ser. 1997 A, 5.125%,
8/1/27 (4)                             AAA          8/1/07 @ 102        8/1/18          535,623.00
                                                                                    --------------
                                                                                    $ 3,327,217.85
                                                                                    --------------
                                                                                    --------------

----------------------------
(1) All ratings are by Standard & Poor's Ratings Group unless followed by '(m)', which indicates a Moody's Investors Service rating or '(f)' which indicates a Fitch Investor's Service rating. Moody's and Fitch ratings are furnished by the Evaluator but not confirmed with Moody's or Fitch. (See Appendix A to Part B.)
(2) Bonds are first subject to optional redemptions (which may be exercised in whole or in part) on the dates and at the prices indicated under the Optional Refunding Redemptions column. In subsequent years, bonds are redeemable at declining prices, but typically not below par value. Some issues may be subject to sinking fund redemption or extraordinary redemption without premium prior to the dates shown.
(3) Evaluation of the bonds by the Evaluator is made on the basis of current offer side evaluation. On this basis, 35% of the bonds were deposited at a premium, 2% at par and 63% at a discount from par.
(4) These bonds are when-issued bonds that are expected to settle 7 to 20 days after the settlement date for Units. The Trustee's fees and expenses will be reduced during the first year by $0.72 per Unit to compensate for interest that would have been accrued on the bonds between the settlement date for Units and the actual date of delivery of the bonds. (See Income, Distributions and Reinvestment--Income in Part B.)
(5) It is anticipated that interest and principal received from these bonds will be applied to the payment of the Trust's deferred sales charge and, therefore, these amounts have not been included in the Trust's calculation of Estimated Current and Long Term Returns.

--------------------------------------------------------------------------------
                          Pennsylvania Taxes and Risks
--------------------------------------------------------------------------------

PENNSYLVANIA RISK FACTORS

    The Commonwealth of Pennsylvania and certain of its municipal subdivisions, including the City of Philadelphia, have undergone the financial difficulties and pressures that accompany a decline in economic conditions. As the heavy industries historically associated with Pennsylvania -- e.g., coal, steel and railroad -- have declined with increasing competition from foreign producers, the services sector, including trade, medical and health services, education and financial institutions, has provided major new sources of growth. Agriculture and related industries continue to be an important part of Pennsylvania's economy.

    Both the Commonwealth of Pennsylvania and the City of Philadelphia have historically experienced significant revenue shortfalls. On the other hand, rising demands on state programs, particularly for medical assistance and cash assistance programs, and the increased cost of special education programs and correction facilities and programs, have contributed to increased expenditures. In response, the Commonwealth and the City of Philadelphia have, in recent years, sought to balance budgets with a combination of tax increases and expenditure restraints.

    To deal with its budget deficits, Philadelphia has considered significant service cuts and a plan to privatize certain city-provided services. In addition, in 1991 the Commonwealth created the Pennsylvania Inter-Governmental Cooperation Authority ('PICA'), with authority to issue notes and bonds on behalf of Philadelphia to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. PICA has issued approximately $1.76 billion of Special Revenue Bonds on behalf of the City. However, its power to issue bonds for most purposes expired on December 31, 1994 and its power to issue bonds to finance cash flow deficits expired on December 31, 1996. PICA's authority to refund existing debt will not expire. PICA had approximately $1.1 billion in special revenue bonds outstanding as of June 30, 1997.

    Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA-by Standard & Poor's and A1 by Moody's, while Philadelphia's general obligation bonds are rated BBB and Baa by Standard & Poor's and Moody's, respectively.

PENNSYLVANIA TAXES

    The following summarizes the opinion of Drinker Biddle & Reath, Philadelphia, Pennsylvania, special counsel on Pennsylvania tax matters, under existing law:

    1. The Fund will be recognized as a trust and will not be taxable as a corporation for Pennsylvania state and local tax purposes.

    2. Units of the Fund are not subject to the County Personal Property Tax presently in effect in Pennsylvania to the extent of that proportion of the Fund represented by bonds issued by the Commonwealth of Pennsylvania, its agencies and instrumentalities, or by any county, city, borough, town, township, school district, municipality or local housing or parking authority in the Commonwealth of Pennsylvania ('Pennsylvania Obligations'). Fund Units may be taxable under the Pennsylvania inheritance and estate taxes.

    3. Distributions to investors in the Fund attributable to interest from Pennsylvania Obligations are not taxable under the Pennsylvania Personal Income Tax or under the Corporate Net Income Tax imposed on corporations by Article IV of the Pennsylvania Tax Reform Code, nor are such distributions taxable under the Philadelphia School District Investment Income Tax imposed on Philadelphia resident individuals.

    4. Although there is no published authority on the subject, counsel is of the opinion that any insurance proceeds paid in lieu of interest on defaulted tax-exempt bonds will be exempt from the Pennsylvania Personal Income Tax either as payments in lieu of tax-exempt interest or as payments of insurance proceeds which are not included in any of the classes of income specified as taxable under the Pennsylvania Personal Income Tax Law. Further, because such insurance proceeds are excluded from the Federal income tax base, such proceeds will not be subject to the Pennsylvania Corporate Net Income Tax. Proceeds from insurance policies are expressly excluded from the Philadelphia School District Investment Income Tax, and, accordingly, insurance proceeds paid to replace defaulted payments under any bonds will not be subject to that tax.

    5. Distributions to investors in the Fund attributable to gain on the disposition by the Fund of Pennsylvania Obligations (whether by sale, redemption or payment at maturity) will be taxable under the Pennsylvania Personal Income Tax, the Pennsylvania Corporate Income Tax, and, unless the obligation has been held for more than six months, the Philadelphia School District Investment Income Tax. Distributions attributable to gain on the disposition of any obligation held more than six months will not be subject to the Philadelphia School District Investment Income Tax.

    6. To the extent the value of Units is represented by obligations of the Commonwealth of Puerto Rico or obligations of the territory of Guam, such value will not be subject to the Pennsylvania County Personal Property Tax to the extent required by Federal statutes. Distributions to investors in the Fund attributable to interest on such obligations is not taxable under any of the Pennsylvania State and local income taxes referred to above. Distributions to investors in the Fund attributable to gain on the disposition of such obligations will be taxable under the Pennsylvania State and local income taxes referred to above, except that gain on any obligation held for more than six months is not subject to the Philadelphia School District Investment Income Tax.

    7. Gain on the disposition of a Unit will be taxable under the Pennsylvania Personal Income Tax, the Pennsylvania Corporate Income Tax, and, unless the Unit has been held for more than six months, the Philadelphia School District Investment Income tax. Gain on the disposition of a Unit held more than six months will not be subject to the Philadelphia School District Investment Income Tax.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders of Municipal Investment Trust Fund, Multistate Series--318, Defined Asset Funds (California, Florida, New York and Pennsylvania Trusts) (the 'Trusts'):

We have audited the accompanying statements of condition and the related defined portfolios included in the prospectus of the Trusts as of October 31, 1997. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash, securities and an irrevocable letter of credit deposited for the purchase of securities, as described in the statements of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Trusts as of October 31, 1997 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, N.Y.
October 31, 1997

                 STATEMENTS OF CONDITION AS OF OCTOBER 31, 1997

TRUST PROPERTY


                                                              CALIFORNIA               FLORIDA                 NEW YORK
                                                                TRUST                   TRUST                   TRUST
                                                         --------------------    --------------------    --------------------

Investments--Bonds and Contracts to purchase Bonds(1)    $       4,629,729.35    $       3,879,614.50    $       4,383,104.90
Cash                                                                40,000.00               33,000.00               37,000.00
Accrued interest to initial date of deposit on underlying
  Bonds                                                             63,435.00               32,615.62               48,891.21
Organizational Costs(2)                                              4,540.00                3,783.00                4,287.00
                                                         --------------------    --------------------    --------------------
    Total                                                $       4,737,704.35    $       3,949,013.12    $       4,473.283.11
                                                         --------------------    --------------------    --------------------
                                                         --------------------    --------------------    --------------------
LIABILITIES AND INTEREST OF HOLDERS
Liabilities:
    Advance by Trustee for accrued interest(3)           $          63,435.00    $          32,615.62    $          48,891.21
    Accrued Liability(2)                                             4,540.00                3,783.00                4,287.00
                                                         --------------------    --------------------    --------------------
    Subtotal                                                        67,975.00               36,398.62               53,178.21
                                                         --------------------    --------------------    --------------------
Interest of Holders of units of fractional undivided
  interest outstanding
  (California Trust--4,540; Florida Trust--3,783; New
  York Trust--4,287; Pennsylvania Trust--3,277)
    Cost to investors(4)(5)                                      4,669,729.35            3,912,614.50            4,420,104.90
                                                         --------------------    --------------------    --------------------
    Total                                                $       4,737,704.35    $       3,949,013.12    $       4,473,283.11
                                                         --------------------    --------------------    --------------------
                                                         --------------------    --------------------    --------------------

                                                               PENNSYLVANIA
                                                                  TRUST
                                                           --------------------
Investments--Bonds and Contracts to purchase Bonds(1)      $       3,327,217.85
Cash                                                                  27,000.00
Accrued interest to initial date of deposit on underlying
  Bonds                                                               40,869.83
Organizational Costs(2)                                                3,277.00
                                                           --------------------
    Total                                                  $       3,398,364.68
                                                           --------------------
                                                           --------------------
LIABILITIES AND INTEREST OF HOLDERS
Liabilities:
    Advance by Trustee for accrued interest(3)             $          40,869.83
    Accrued Liability(2)                                               3,277.00
                                                           --------------------
    Subtotal                                                          44,146.83
                                                           --------------------
Interest of Holders of units of fractional undivided
  interest outstanding
  (California Trust--4,540; Florida Trust--3,783; New
  York Trust--4,287; Pennsylvania Trust--3,277)
    Cost to investors(4)(5)                                        3,354,217.85
                                                           --------------------
    Total                                                  $       3,398,364.68
                                                           --------------------
                                                           --------------------


------------
        (1) Aggregate cost to the Fund of the bonds listed under each portfolio is based upon the offer side evaluation determined by the Evaluator at the evaluation time on the business day prior to the initial date of deposit. The contracts to purchase the bonds are collateralized by an irrevocable letter of credit which has been issued by The Development Bank of Singapore Ltd., New York Agency, in the amount of $13,734,940.81 deposited with the Trustee. The amount of the letter of credit includes $13,581,754.15 for the purchase of $13,900,000.00 face amount of the bonds, plus $153,186.66 for accrued interest.
        (2) This represents a portion of the Trust's organizational costs, which will be deferred and amortized over five years.
        (3) Representing a special distribution to the Sponsors by the Trustee of an amount equal to the accrued interest on the bonds.
        (4) A mandatory distribution of $3.75 per unit is payable quarterly February, May, August and November, up to an aggregate of $45.00 per unit over a three-year period. Distributions will be made to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsors will be satisfied. If units are redeemed prior to the end of the third anniversary of a Trust, the remaining portion of the distributions applicable to such units will be transferred to such account on the redemption date.
        (5) Aggregate public offering price (exclusive of interest) computed on the basis of the offer side evaluation of the underlying bonds as of the evaluation time on the business day prior to the Initial Date of Deposit.

--------------------------------------------------------------------------------
    TAX-FREE VS. TAXABLE INCOME: A COMPARISON OF TAXABLE AND TAX-FREE YIELDS

                            FOR CALIFORNIA RESIDENTS
--------------------------------------------------------------------------------


                                         COMBINED
                                         EFFECTIVE
TAXABLE INCOME 1997*                     TAX RATE                       TAX-FREE YIELD OF
  SINGLE RETURN          JOINT RETURN       %       4%     4.5%     5%     5.5%     6%     6.5%     7%     7.5%     8%
                                                               IS EQUIVALENT TO A TAXABLE YIELD OF


--------------------------------------------------------------------------------


$       0- 24,650     $       $0- 41,200   20.10     5.01   5.63     6.26   6.88     7.51   8.14     8.76   9.39    10.01
$  24,651- 59,750     $   41,201- 99,600   34.70     6.13   6.89     7.66   8.42     9.19   9.95    10.72  11.48    12.25
$  59,751-124,650     $   99,601-151,750   37.42     6.39   7.19     7.99   8.79     9.59  10.39    11.19  11.98    12.78
$ 124,651-271,050     $  151,751-271,050   41.95     6.89   7.75     8.61   9.47    10.34  11.20    12.06  12.92    13.78
OVER $271,050              OVER $271,050   45.22     7.30   8.21     9.13  10.04    10.95  11.87    12.78  13.69    14.60


                             FOR FLORIDA RESIDENTS
--------------------------------------------------------------------------------


                                         EFFECTIVE
TAXABLE INCOME 1997*                     TAX RATE                       TAX-FREE YIELD OF
  SINGLE RETURN          JOINT RETURN       %       4%     4.5%     5%     5.5%     6%     6.5%     7%     7.5%     8%
                                                               IS EQUIVALENT TO A TAXABLE YIELD OF


--------------------------------------------------------------------------------


$       0- 24,650     $        0- 41,200   15.00     4.71   5.29     5.88   6.47     7.06   7.65     8.24   8.82     9.41
$  24,651- 59,750     $   41,201- 99,600   28.00     5.56   6.25     6.94   7.64     8.33   9.03     9.72  10.42    11.11
$  59,751-124,650     $   99,601-151,750   31.00     5.80   6.52     7.25   7.97     8.70   9.42    10.14  10.87    11.59
$ 124,651-271,050     $  151,751-271,050   36.00     6.25   7.03     7.81   8.59     9.38  10.16    10.94  11.72    12.50
OVER $271,050              OVER $271,050   39.60     6.62   7.45     8.28   9.11     9.93  10.76    11.59  12.42    13.25


                          FOR NEW YORK CITY RESIDENTS
--------------------------------------------------------------------------------


                                         COMBINED
                                         EFFECTIVE
TAXABLE INCOME 1997*                     TAX RATE                       TAX-FREE YIELD OF
  SINGLE RETURN          JOINT RETURN       %       4%     4.5%     5%     5.5%     6%     6.5%     7%     7.5%     8%
                                                               IS EQUIVALENT TO A TAXABLE YIELD OF


--------------------------------------------------------------------------------



$       0- 24,650     $        0- 41,200   24.10     5.27   5.93     6.59   7.25     7.90   8.56     9.22   9.88    10.54
$  24,651- 59,750     $   41,201- 99,600   35.75     6.23   7.00     7.78   8.56     9.34  10.12    10.89  11.67    12.45
$  59,751-124,650     $   99,601-151,750   38.42     6.50   7.31     8.12   8.93     9.74  10.56    11.37  12.18    12.99
$ 124,651-271,050     $  151,751-271,050   42.89     7.00   7.88     8.75   9.63    10.51  11.38    12.26  13.13    14.01
OVER $271,050              OVER $271,050   46.10     7.42   8.35     9.28  10.20    11.13  12.06    12.99  13.91    14.84


                          FOR NEW YORK STATE RESIDENTS
--------------------------------------------------------------------------------


                                         COMBINED
                                         EFFECTIVE
TAXABLE INCOME 1997*                     TAX RATE                       TAX-FREE YIELD OF
  SINGLE RETURN          JOINT RETURN       %       4%     4.5%     5%     5.5%     6%     6.5%     7%     7.5%     8%
                                                               IS EQUIVALENT TO A TAXABLE YIELD OF


--------------------------------------------------------------------------------


$       0- 24,650     $        0- 41,200   20.82     5.05   5.68     6.31   6.95     7.58   8.21     8.84   9.47    10.10
$  24,651- 59,750     $   41,201- 99,600   32.93     5.96   6.71     7.46   8.20     8.95   9.69    10.44  11.18    11.93
$  59,751-124,650     $   99,601-151,750   35.73     6.22   7.00     7.78   8.56     9.34  10.11    10.89  11.67    12.45
$ 124,651-271,050     $  151,751-271,050   40.38     6.71   7.55     8.39   9.23    10.06  10.90    11.74  12.58    13.42
OVER $271,050              OVER $271,050   43.74     7.11   8.00     8.89   9.78    10.66  11.55    12.44  13.33    14.22


                           FOR PENNSYLVANIA RESIDENTS
--------------------------------------------------------------------------------


                                         COMBINED
                                         EFFECTIVE
TAXABLE INCOME 1997*                     TAX RATE                       TAX-FREE YIELD OF
  SINGLE RETURN          JOINT RETURN       %       4%     4.5%     5%     5.5%     6%     6.5%     7%     7.5%     8%
                                                               IS EQUIVALENT TO A TAXABLE YIELD OF


--------------------------------------------------------------------------------


$       0- 24,650     $        0- 41,200   17.38     4.84   5.45     6.05   6.66     7.26   7.87     8.47   9.08     9.68
$  24,651- 59,750     $   41,201- 99,600   30.02     5.72   6.43     7.14   7.86     8.57   9.29    10.00  10.72    11.43
$  59,751-124,650     $   99,601-151,750   32.93     5.96   6.71     7.46   8.20     8.95   9.69    10.44  11.18    11.93
$ 124,651-271,050     $  151,751-271,050   37.79     6.43   7.23     8.04   8.84     9.65  10.45    11.25  12.06    12.86
OVER $271,050              OVER $271,050   41.29     6.81   7.66     8.52   9.37    10.22  11.07    11.92  12.77    13.63


To compare the yield of a taxable security with the yield of a tax-free security, find your taxable income and read across. The table incorporates 1997 federal and applicable State (and City) income tax rates and assumes that all income would otherwise be taxed at the investor's highest tax rate. Yield figures are for example only.

*Based upon net amount subject to federal income tax after deductions and exemptions. This table does not reflect the possible effect of other tax factors, such as alternative minimum tax, personal exemptions, the phase out of exemptions, itemized deductions or the possible partial disallowance of deductions. Consequently, investors are urged to consult their own tax advisers in this regard.

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                        MUNICIPAL INVESTMENT TRUST FUND
 FURTHER DETAIL REGARDING ANY OF THE INFORMATION PROVIDED IN THE PROSPECTUS MAY
                                  BE OBTAINED
      WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE, THE ADDRESS AND TELEPHONE NUMBER OF WHICH ARE SET FORTH ON THE BACK COVER OF PART A OF THIS
                                  PROSPECTUS.

                                     Index


                                              PAGE
                                              ----
Fund Description...........................      1
Risk Factors...............................      2
How to Buy Units...........................      8
How to Redeem or Sell Units................      9
Income, Distributions and Reinvestment.....     10
Fund Expenses..............................     12
Taxes......................................     12
                                              PAGE
                                              ----
Records and Reports........................     13
Trust Indenture............................     14
Miscellaneous..............................     14
Exchange Option............................     16
Supplemental Information...................     17
Appendix A--Description of Ratings.........    a-1
Appendix B--Secondary Market Sales Charge
  Schedule.................................    b-1


FUND DESCRIPTION

BOND PORTFOLIO SELECTION

    Professional buyers for Defined Asset Funds, with access to extensive research, selected the Bonds for the Portfolio after considering the Fund's investment objective as well as the quality of the Bonds (all Bonds in the Portfolio are initially rated in the category A or better by at least one nationally recognized rating organization or have comparable credit characteristics), the yield and price of the Bonds compared to similar securities, the maturities of the Bonds and the diversification of the Portfolio. Only issues meeting these stringent criteria of Defined Asset Funds are included in the Portfolio. No leverage or borrowing is used nor does the Portfolio contain other kinds of securities to enhance yield. A summary of the Bonds in the Portfolio appears in Part A of the Prospectus. In a Fund that includes multiple Trusts or Portfolios, the word Fund should be understood to mean each individual Trust or Portfolio.

    The deposit of the Bonds in the Fund on the initial date of deposit established a proportionate relationship among the face amounts of the Bonds. During the 90-day period following the initial date of deposit the Sponsors may deposit additional Bonds in order to create new Units, maintaining to the extent possible that original proportionate relationship. Deposits of additional Bonds subsequent to the 90-day period must generally replicate exactly the proportionate relationship among the face amounts of the Bonds at the end of the initial 90-day period.

    Yields on bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings. Ratings represent opinions of the rating organizations as to the quality of the bonds rated, based on the credit of the issuer or any guarantor, insurer or other credit provider, but these ratings are only general standards of quality (see Appendix A).

    After the initial date of deposit, the ratings of some Bonds may be reduced or withdrawn, or the credit characteristics of the Bonds may no longer be comparable to bonds rated A or better. Bonds rated BBB or Baa (the lowest investment grade rating) or lower may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Bonds rated below investment grade or unrated bonds with similar credit characteristics are often subject to greater market fluctuations and risk of loss of principal and income than higher grade bonds and their value may decline precipitously in response to rising interest rates.

    Because each Defined Asset Fund is a preselected portfolio of bonds, you know the securities, maturities, call dates and ratings before you invest. Of course, the Portfolio will change somewhat over time, as Bonds mature, are redeemed or are sold to meet Unit redemptions or in other limited circumstances. Because the Portfolio is not actively managed and principal is returned as the Bonds are disposed of, this principal should be relatively unaffected by changes in interest rates.

BOND PORTFOLIO SUPERVISION

    The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. The Fund may retain an issuer's bonds despite adverse financial developments. Experienced financial analysts regularly review the Portfolio and a Bond may be sold in certain circumstances including the occurrence of a default in payment or other default on the Bond, a decline in the projected income pledged for debt service on a revenue bond, institution of certain legal proceedings, if the Bond becomes taxable or is otherwise inconsistent with the Fund's investment objectives, a decline in the price of the Bond or the occurrence of other market or credit factors (including advance refundings) that, in the opinion of the Sponsors makes retention of the Bond detrimental to the interests of investors. The Trustee must generally reject any offer by an issuer of a Bond to exchange another security pursuant to a refunding or refinancing plan.

    Every investment involves some risk; for example, the market prices of most fixed-income investments decline when interest rates rise, and this exposure increases with the remaining life of the investment. Historically, however, municipal bonds generally have been second only in creditworthiness to U.S. government obligations. Municipal unit trusts can be an efficient alternative to investing in actively managed funds. Active management of a portfolio of quality municipal bonds may not be as important as with other securities. Insured bonds provide additional assurance of prompt payments of interest and principal (but not stability of market value).

    The Sponsors and the Trustee are not liable for any default or defect in a Bond. If a contract to purchase any Bond fails within the 90-day period following the initial date of deposit, the Sponsors may generally deposit a replacement bond so long as it is a tax-exempt bond that is not a 'when, as and if issued' bond, has a fixed maturity or disposition date substantially similar to the failed Bond and has a rating at least equal to that of the Bond it replaces (or, if not rated, has comparable credit characteristics). A replacement bond must be deposited within 110 days after the initial date of deposit, at a cost that does not exceed the funds reserved for purchasing the failed Bond and at a yield to maturity and current return substantially equivalent (considering then current market conditions and relative creditworthiness) to those of the failed Bond, as of the date the failed contract was deposited.

RISK FACTORS

    An investment in the Fund entails certain risks, including the risk that the value of your investment will decline with increases in interest rates. Generally speaking, bonds with longer maturities will fluctuate in value more than bonds with shorter maturities. In recent years there have been wide fluctuations in interest rates and in the value of fixed-rate bonds generally. The Sponsors cannot predict the direction or scope of any future fluctuations.

    Certain of the Bonds may have been deposited at a market discount or premium principally because their interest rates are lower or higher than prevailing rates on comparable debt securities. The current returns of market discount bonds are lower than comparably rated bonds selling at par because discount bonds tend to increase in market value as they approach maturity. The current returns of market premium bonds are higher than comparably rated bonds selling at par because premium bonds tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium bond will result in a reduction in yield to the Fund. Market premium or discount attributable to interest rate changes does not indicate market confidence or lack of confidence in the issue.

    Certain Bonds deposited into the Fund may have been acquired on a when-issued or delayed delivery basis. The purchase price for these Bonds is determined prior to their delivery to the Fund and a gain or loss may result from fluctuations in the value of the Bonds. Additionally, if the value of the short-term Bonds intended for payment of the periodic deferred sales charge, together with the interest thereon, were to become insufficient to pay these charges, additional bonds would be required to be sold.

    The Fund may be concentrated in one or more of types of bonds. Concentration in a State may involve additional risk because of the decreased diversification of economic, political, financial and market risks. Set forth below is a brief description of certain risks associated with bonds which may be held by the Fund. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

GENERAL OBLIGATION BONDS

    Certain of the Bonds may be general obligations of a governmental entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and its credit will depend on many factors, including an erosion of the tax base resulting from population declines, natural disasters, declines in the state's industrial base or an inability to attract new industries, economic limits on the ability to tax without eroding the tax base and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the entity's control. In addition, political restrictions on the ability to tax and budgetary constraints affecting state governmental aid may have an adverse impact on the creditworthiness of cities, counties, school districts and other local governmental units. Recent and significant changes in Federal welfare policy may have substantial negative impact on certain states, and localities within those states, making their ability to maintain balanced finances more difficult in the future.

MORAL OBLIGATION BONDS

    The Portfolio may include 'moral obligation' bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or local government in question. Even though the state or local government may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the state or local legislature and does not constitute a legally enforceable obligation or debt of the state or local government. The agencies or authorities generally have no taxing power.

REFUNDED BONDS

    Refunded bonds are typically secured by direct obligations of the U.S. Government or in some cases obligations guaranteed by the U.S. Government placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

MUNICIPAL REVENUE BONDS

    Municipal revenue bonds are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. Municipal revenue bonds are not general obligations of governmental entities backed by their taxing power and payment is generally solely dependent upon revenues of the project, excise taxes or state appropriations. Examples of municipal revenue bonds are:

       Municipal utility bonds, including electrical, water and sewer revenue bonds, whose payments are dependent on various factors, including the rates the utilities may charge, the demand for their services and their operating costs, including expenses to comply with environmental legislation and other energy and licensing laws and regulations. Utilities are particularly sensitive to, among other things, the effects of inflation on operating and construction costs, the unpredictability of future usage requirements, the costs and availability of fuel and, with certain electric utilities, the risks associated with the nuclear industry. The movement to introduce competition in the investor-owned electric utility industry is likely to indirectly affect municipal utility systems by inducing them to maintain rates as low as possible. In this effort to keep rates low, municipal utilities may have more trouble raising rates to completely recover investment in generating plant;

       Lease rental bonds which are generally issued by governmental financing authorities with no direct taxing power for the purchase of equipment or construction of buildings that will be used by a state or local government. Lease rental bonds are generally subject to an annual risk that the lessee government might not appropriate funds for the leasing rental payments to service the bonds and may also be subject to the risk that rental obligations may terminate in the event of damage to or destruction or condemnation of the equipment or building;

       Multi-family housing revenue bonds and single family mortgage revenue bonds which are issued to provide financing for various housing projects and which are payable primarily from the revenues derived from mortgage loans to housing projects for low to moderate income families or notes secured by mortgages on residences; repayment of this type of bond is therefore dependent upon, among other things, occupancy levels, rental income, the rate of default on underlying mortgage loans, the ability of mortgage insurers to pay claims, the continued availability of federal, state or local housing subsidy programs, economic conditions in local markets, construction costs, taxes, utility costs and other operating expenses and the managerial ability of project managers. Housing bonds are generally prepayable at any time and therefore their average life will ordinarily be less than their stated maturities;

       Hospital, mental health and nursing home facility bonds whose payments are dependent upon revenues of hospitals and other health care providers. These revenues come from private third-party payors and government programs, including the Medicare and Medicaid programs, which have generally undertaken cost containment measures to limit payments to health care providers. Hospitals must also deal with shifting competition resulting from hospital mergers and affiliations and the need to reduce costs as HMOs increase market penetration. Nursing homes need to keep residential facilities for the elderly, which are not reimbursable from Medicare/Medicaid, on a profitable basis. Hospital supply and drug companies must deal with their need to raise prices in an environment where hospitals and other health care providers are under intense pressure to keep their costs low. Hospitals and health care providers are subject to various legal claims by patients and others and are adversely affected by increasing costs of insurance;

       Airport, port, highway and transit authority revenue bonds which are dependent for payment on revenues from the financed projects, including user fees from ports and airports, tolls on turnpikes and bridges, rents from buildings, transit fare revenues and additional financial resources including federal and state subsidies, lease rentals paid by state or local governments or a pledge of a special tax such as a sales tax or a property tax. In the case of the air travel industry, airport income is largely affected by the airlines' ability to meet their obligations under use agreements which in turn is affected by increased competition among airlines, excess capacity and increased fuel costs, among other factors;

       Solid waste disposal bonds which are generally payable from dumping and user fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products and which are therefore dependent upon the ability of municipalities to fully utilize the facilities, sufficient supply of waste for disposal, economic or population growth, the level of construction and maintenance costs, the existence of lower-cost alternative modes of waste processing and increasing environmental regulation. A recent decision of the U.S. Supreme Court limiting a municipality's ability to require use of its facilities may have an adverse affect on the credit quality of various issues of these bonds;

       Special tax bonds which are not secured by general tax revenues but are only payable from and secured by the revenues derived by a municipality from a particular tax--for example, a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor and may therefore be adversely affected by a reduction in revenues resulting from a decline in the local economy or population or a decline in the consumption, use or cost of the goods and services that are subject to taxation;

       Student loan revenue bonds which are typically secured by pledges of new or existing student loans. The loans, in turn, are generally either guaranteed by eligible guarantors and reinsured by the Secretary of the U.S. Department of Education, directly insured by the federal government, or financed as part of supplemental or alternative loan programs within a state (e.g., loan repayments are not guaranteed). These bonds often permit the issuer to enter into interest rate swap agreements with eligible counterparties in which event the bonds are subject to the additional risk of the counterparty's ability to fulfill its swap obligation;

       University and college bonds, the payments on which are dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, the availability of endowments and other funds and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education; and

       Tax increment and tax allocation bonds, which are secured by ad valorem taxes imposed on the incremental increase of taxable assessed valuation of property within a jurisdiction above an established base of assessed value. The issuers of these bonds do not have general taxing authority and the tax assessments on which the taxes used to service the bonds are based may be subject to devaluation due to market price declines or governmental action.

    Puerto Rico. Certain Bonds may be affected by general economic conditions in the Commonwealth of Puerto Rico. Puerto Rico's economy is largely dependent for its development on federal programs, and current federal budgetary policies suggest that an expansion of its programs is unlikely. Reductions in federal tax benefits or incentives or curtailment of spending programs (such as the phased repeal of the Puerto Rico and possession federal tax credit) could adversely affect the Puerto Rican economy.

    Industrial Development Revenue Bonds. Industrial development revenue bonds are municipal obligations issued to finance various privately operated projects including pollution control and manufacturing facilities. Payment is generally solely dependent upon the creditworthiness of the corporate operator of the project and, in certain cases, an affiliated or third party guarantor and may be affected by economic factors relating to the particular industry as well as varying degrees of governmental regulation. In many cases industrial revenue bonds do not have the benefit of covenants which would prevent the corporations from engaging in capital restructurings or borrowing transactions which could reduce their ability to meet their obligations and result in a reduction in the value of the Portfolio.

BONDS BACKED BY LETTERS OF CREDIT OR INSURANCE

    Certain Bonds may be secured by letters of credit issued by commercial banks or savings banks, savings and loan associations and similar thrift institutions or are direct obligations of banks or thrifts. The letter of credit may be drawn upon, and the Bonds redeemed, if an issuer fails to pay amounts due on the Bonds or, in certain cases, if the interest on the Bond becomes taxable. Letters of credit are irrevocable obligations of the issuing institutions. The profitability of a financial institution is largely dependent upon the credit quality of its loan portfolio which, in turn, is affected by the institution's underwriting criteria, concentrations within the portfolio and specific industry and general economic conditions. The operating performance of financial institutions is also impacted by changes in interest rates, the availability and cost of funds, the intensity of competition and the degree of governmental regulation.

    Certain Bonds may be insured or guaranteed by insurance companies listed below. The claims-paying ability of each of these companies, unless otherwise indicated, was rated AAA by Standard & Poor's or another nationally recognized rating organization at the time the insured Bonds were purchased by the Fund. The ratings are subject to change at any time at the discretion of the rating agencies. In an Insured Series, in the event that the rating of an insurance company insuring a bond is reduced, the Sponsors are authorized to direct the Trustee to obtain other insurance on behalf of the Fund. The insurance policies guarantee the timely payment of principal and interest on the Bonds but do not guarantee their market value or the value of the Units. The insurance policies generally do not provide for accelerated payments of principal, except at the sole option of the insurer, or cover redemptions resulting from events of taxability.

     The following summary information relating to the listed insurance companies has been obtained from publicly available information:


                                                                    FINANCIAL INFORMATION
                                                                   AS OF DECEMBER 31, 1996
                                                                   (IN MILLIONS OF DOLLARS)
                                                               --------------------------------
                                                  DATE           ADMITTED       POLICYHOLDERS'
                   NAME                        ESTABLISHED        ASSETS           SURPLUS
-------------------------------------------   -------------    ------------    ----------------

AMBAC Indemnity Corporation................             1970   $       2,585   $             899
Asset Guaranty Insurance Co. (AA by S&P)...             1988             204                  87
Capital Markets Assurance Corp. (CAPMAC)                1987             321                 194
Connie Lee Insurance Company...............             1987             233                 116
Financial Guaranty Insurance Company.......             1984           2,392               1,093
Financial Security Assurance Inc. (FSA)
  (including Financial Security Assurance
  of Maryland Inc. (FSAM) (formerly Capital
  Guaranty Insurance Company)..............             1984           1,155                 449
MBIA Insurance Corporation.................             1986           4,189               1,467


    Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies are required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

STATE RISK FACTORS

    Investment in a single State Trust, as opposed to a Fund which invests in the obligations of several states, may involve some additional risk due to the decreased diversification of economic, political, financial and market risks. A brief description of the factors which may affect the financial condition of the applicable State for any State Trust, together with a summary of tax considerations relating to that State, appear in Part A of the Prospectus; further information is contained in the Information Supplement.

LITIGATION AND LEGISLATION

    The Sponsors do not know of any pending litigation as of the initial date of deposit which might reasonably be expected to have a material adverse effect upon the Fund. At any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Bonds in the Fund. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of certain Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that it has been validly issued and that the interest thereon is exempt from federal income tax. From time to time, proposals are introduced in Congress to, among other things, reduce federal income tax rates, impose a flat tax, exempt investment income from tax or abolish the federal income tax and replace it with another form of tax. Enactment of any such legislation could adversely affect the value of the Units. The Fund, however, cannot predict what legislation, if any, in respect of tax rates may be proposed, nor can it predict which proposals, if any, might be enacted.

    Also, certain proposals, in the form of state legislative proposals or voter initiatives, seeking to limit real property taxes have been introduced in various states, and an amendment to the constitution of the State of California, providing for strict limitations on real property taxes, has had a significant impact on the taxing powers of local governments and on the financial condition of school districts and local governments in California. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds. Under the Federal Bankruptcy Code, for example, municipal bond issuers, as well as any underlying corporate obligors or guarantors, may proceed to restructure or otherwise alter the terms of their obligations.

    From time to time Congress considers proposals to prospectively and retroactively tax the interest on state and local obligations, such as the Bonds. The Supreme Court clarified in South Carolina v. Baker (decided on April 20, 1988) that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could require investors to pay income tax on interest from the Bonds and could adversely affect an investment in Units. See Taxes.

PAYMENT OF THE BONDS AND LIFE OF THE FUND

    The size and composition of the Portfolio will change over time. Most of the Bonds are subject to redemption prior to their stated maturity dates pursuant to optional refunding or sinking fund redemption provisions or otherwise. In general, optional refunding redemption provisions are more likely to be exercised when the value of a Bond is at a premium over par than when it is at a discount from par. Some Bonds may be subject to sinking fund and extraordinary redemption provisions which may commence early in the life of the Fund. Additionally, the size and composition of the Fund will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units and whether or not the Sponsors are able to sell the Units acquired by them in the secondary market. As a result, Units offered in the secondary market may not represent the same face amount of Bonds as on the initial date of deposit. Factors that the Sponsors will consider in determining whether or not to sell Units acquired in the secondary market include the diversity of the Portfolio, the size of the Fund relative to its original size, the ratio of Fund expenses to income, the Fund's current and long-term returns, the degree to which Units may be selling at a premium over par and the cost of maintaining a current prospectus for the Fund. These factors may also lead the Sponsors to seek to terminate the Fund earlier than its mandatory termination date.

FUND TERMINATION

    The Fund will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Bond or upon the consent of investors holding 51% of the Units. The Fund may also be terminated earlier by the Sponsors once the total assets of the Fund have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Fund early will be based on factors similar to those considered by the Sponsors in determining whether to continue the sale of Units in the secondary market.

    Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Fund will seek to dispose of any Bonds remaining in the Portfolio although any Bond unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Bonds, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

LIQUIDITY

    Up to 40% of the value of the Portfolio may be attributable to guarantees or similar security provided by corporate entities. These guarantees or other security may constitute restricted securities that cannot be sold publicly by the Trustee without registration under the Securities Act of 1933, as amended. The Sponsors nevertheless believe that, should a sale of the Bonds guaranteed or secured be necessary in order to meet redemption of Units, the Trustee should be able to consummate a sale with institutional investors.

    The principal trading market for the Bonds will generally be in the over-the-counter market and the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in them. There can be no assurance that a liquid trading market will exist for any of the Bonds, especially since the Fund may be restricted under the Investment Company Act of 1940 from selling Bonds to any Sponsor. The value of the Portfolio will be adversely affected if trading markets for the Bonds are limited or absent.

HOW TO BUY UNITS

    Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price plus accrued interest on the Units. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

PUBLIC OFFERING PRICE

    Net accrued interest and principal cash, if any, are added to the Public Offering Price, the Sponsors' Repurchase Price and the Redemption Price per Unit. This represents the interest accrued on the Bonds, net of Fund expenses, from the initial date of deposit to, but not including, the settlement date for Units (less any prior distributions of interest income to investors). Bonds deposited also carry accrued but unpaid interest up to the initial date of deposit. To avoid having investors pay this additional accrued interest (which earns no return) when they purchase Units, the Trustee advances and distributes this amount to the Sponsors; it recovers this advance from interest received on the Bonds. Because of varying interest payment dates on the Bonds, accrued interest at any time will exceed the interest actually received by the Fund.

    Because accrued interest on the Bonds is not received by the Fund at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the interest actually received by the Fund. To eliminate fluctuations in the Monthly Income Distribution, a portion of the Public Offering Price may consist of cash in an amount necessary for the Trustee to provide approximately equal distributions. Upon the sale or redemption of Units, investors will receive their proportionate share of this cash. In addition, if a Bond is sold, redeemed or otherwise disposed of, the Fund will periodically distribute to investors the portion of this cash that is attributable to the Bond.

    The regular Monthly Income Distribution is stated in Part A of the Prospectus and will change as the composition of the Portfolio changes over time.

    During the initial offering period and for at least the first three months of the Fund, the Public Offering Price (and the Initial Repurchase Price) is based on the higher, offer side evaluation of the Bonds at the next Evaluation Time after the order is received. In the secondary market (after the initial offering period), the Public Offering Price (and the Sponsors' Repurchase Price and the Redemption Price) is based on the lower, bid side evaluation of the Bonds.

    The Fund does not have an up-front sales charge in the initial offering period until after the deduction of the first quarterly Deferred Sales Charge installment which will commence on the date indicated in part A of this Prospectus. Units redeemed or repurchased prior to the accrual of the final Deferred Sales Charge installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds, although this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. Units purchased after the deduction of the first Deferred Sales Charge installment will be charged the up-front per Unit sales charge indicated in Part A of this Prospectus based on the Public Offering Price (less the value of the short-term bonds reserved to pay the deferred sales charge not yet accrued), multiplied by the number of Deferred Sales Charge installments already deducted. Units purchased after the deduction of the final Deferred Sales Charge installment will be subject only to an up-front sales charge based on the maturities of the bonds in the Portfolio, as set forth in Appendix B.

    The following table shows the maximum sales charge in the initial offering period, reduced for the funds listed below on a graduated scale for sales to any purchaser of at least 250 Units. To qualify for the reduced sales charge the dealer must confirm that the sale is to a single purchaser as defined below or is purchased for its own account and not for distribution.

MONTHLY PAYMENT SERIES, INSURED SERIES, STATE TRUSTS (LONG-TERM):


  NUMBER OF       MAXIMUM SALES
    UNITS             CHARGE
-------------   ------------------
1-249           $             45.00
250-499                       40.00
500-749                       35.00
750-999                       32.50
1,000 or more                 30.00


INTERMEDIATE SERIES (10 YEAR) AND INTERMEDIATE STATE TRUSTS (10 YEAR):


  NUMBER OF       MAXIMUM SALES
    UNITS             CHARGE
-------------   ------------------
1-249           $             40.20
250-499                       35.00
500-749                       32.50
750-999                       30.00
1,000 or more                 27.50


The graduated sales charge will apply on all purchases on any one day by the same purchaser of Units, and purchases will not be aggregated with concurrent purchases of any other unit trusts sponsored by the Sponsors. Units held in the name of the purchaser's spouse or his child under age 21 are deemed to be registered in the purchaser's name. The graduated sales charge is also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

    Employees of certain of the Sponsors and their affiliates may buy Units at prices based on a reduced sales charge of not less than $5.00 per Unit.

    In the initial offering period the concession to dealers will be equal to: the Public Offering Price less $30.00 per Unit for Monthly Payment Series, Insured Series and long-term State Trusts; the Public Offering Price less $27.50 per Unit for Intermediate-Term Series (10 year) and Intermediate State Trusts; and the Public Offering Price less $20.00 per Unit for Intermediate Term Series (5 year).

EVALUATIONS

    Evaluations are determined by the independent Evaluator on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Bond evaluations are based on closing sales prices (unless the Evaluator deems these prices inappropriate). If closing sales prices are not available, the evaluation is generally determined on the basis of current bid or offer prices for the Bonds or comparable securities or by appraisal or by any combination of these methods. In the past, the bid prices of publicly offered tax-exempt issues have been lower than the offer prices by as much as 3 1/2% or more of face amount in the case of inactively traded issues and as little as
 1/2 of 1% in the case of actively traded issues, but the difference between the offer and bid prices has averaged between 1 and 2% of face amount. Neither the Sponsors, the Trustee or the Evaluator will be liable for errors in the Evaluator's judgment. The fees of the Evaluator will be borne by the Fund.

CERTIFICATES

    Certificates for Units are issued upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Redeem or Sell Units--Redeeming Units with the Trustee). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs.

HOW TO REDEEM OR SELL UNITS

    You can redeem your Units at any time for a price based on net asset value. In addition, the Sponsors have maintained an uninterrupted secondary market for Units for over 20 years and will ordinarily buy back Units at the same price. The following describes these two methods to redeem or sell Units in greater detail.

REDEEMING UNITS WITH THE TRUSTEE

    You can always redeem your Units directly with the Trustee for net asset value. This can be done by sending the Trustee a redemption request together with any Unit certificates you hold, which must be properly endorsed or accompanied by a written transfer instrument with signatures guaranteed by an eligible institution. In certain instances, additional documents may be required such as a trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

    Within seven days after the Trustee's receipt of your request containing the necessary documents, a check will be mailed to you in an amount based on the net asset value of your Units. If you redeem or sell your Units before the final deferred sales charge installment date, the remaining deferred sales charges will be deducted from the net asset value. Because of sales charges, market movements or changes in the Portfolio, net asset value at the time you redeem your Units may be greater or less than the original cost of your Units. Net asset value is calculated each Business Day by adding the value of the Bonds, net accrued interest, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses and any remaining deferred sales charges, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units. Bonds are evaluated on the offer side during the initial offering period and for at least the first three months of the Fund (even in the secondary market) and on the bid side thereafter.

    As long as the Sponsors are maintaining a secondary market for Units (as described below), the Trustee will not actually redeem your Units but will sell them to the Sponsors for net asset value. If the Sponsors are not maintaining a secondary market, the Trustee will redeem your Units for net asset value or will sell your Units in the over-the-counter market if the Trustee believes it will obtain a higher net price for your Units. If the Trustee is able to sell the Units for a net price higher than net asset value, you will receive the net proceeds of the sale.

    If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Bonds selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Bonds would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size and diversity of the Fund. If Bonds are being sold during a time when additional Units are being created by the purchase of additional Bonds (as described under Portfolio Selection), Bonds will be sold in a manner designed to maintain, to the extent practicable, the proportionate relationship among the face amounts of each Bond in the Portfolio.

    The Trustee is authorized, on a redemption request for Units with a value exceeding $250,000 by any investor who acquired 25% or more of the outstanding Units of a Trust, to pay part or all of the redemption 'in kind' (by the distribution of Bonds and cash with an aggregate value equal to the applicable Redemption Price of the Units tendered for redemption). The Trustee will attempt to make a pro rata distribution of Bonds in the Portfolio, but reserves the right to distribute solely one or more Bonds. The distribution will be made to the distribution agent and either held for the account of the investor or disposed of in accordance with the instructions of the investor. Any transaction costs as well as transfer and ongoing custodial fees on sales of the Bonds distributed in kind will be borne by the redeeming investor.

    Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Bonds not reasonably practicable or (iii) for any other period permitted by SEC order.

SPONSORS' SECONDARY MARKET FOR UNITS

    The Sponsors, while not obligated to do so, will buy back Units at net asset value without any other fee or charge as long as they are maintaining a secondary market for Units. Because of sales charges, market movements or changes in the portfolio, net asset value at the time you sell your Units may be greater or less than the original cost of your Units. The Sponsors may resell the Units to other buyers or redeem the Units by tendering them to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

    The Sponsors may discontinue the secondary market for Units without prior notice if the supply of Units exceeds demand or for other business reasons. Regardless of whether the Sponsors maintain a secondary market, you have the right to redeem your Units for net asset value with the Trustee at any time, as described above.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME

    Some of the Bonds may have been purchased on a when-issued basis or may have a delayed delivery. Since interest on these Bonds does not begin to accrue until the date of their delivery to the Fund, the Trustee's annual fee and expenses may be reduced to provide tax-exempt income to investors for this non-accrual period. If a when-issued Bond is not delivered until later than expected and the amount of the Trustee's annual fee and expenses is insufficient to cover the additional accrued interest, the Sponsors will treat the contracts as failed Bonds. The Trustee is compensated for its fee reduction by drawing on the letter of credit deposited by the Sponsors before the settlement date for these Bonds and depositing the proceeds in a non-interest bearing account for the Fund.

    Interest received is credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund.

DISTRIBUTIONS

    Each Unit receives an equal share of monthly distributions of interest income net of estimated expenses. Interest on the Bonds is generally received by the Fund on a semi-annual or annual basis. Because interest on the Bonds is not received at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the interest actually received. To eliminate fluctuations in the Monthly Income Distribution, the Trustee will advance amounts necessary to provide approximately equal interest distributions; it will be reimbursed, without interest, from interest received on the Bonds, but the Trustee is compensated, in part, by holding the Fund's cash balances in non-interest bearing accounts. Along with the Monthly Income Distributions, the Trustee will distribute the investor's pro rata share of principal received from any disposition of a Bond to the extent available for distribution. In addition, distributions of amounts necessary to pay the deferred sales charge will be made from the Capital and Income Accounts to an account maintained by the Trustee for purposes of satisfying investors' sales charge obligations.

    The initial estimated annual income per Unit, after deducting estimated annual Fund expenses and the portion of the deferred sales charge payable from interest income) as stated in Part A of the Prospectus, will change as Bonds mature, are called or sold or otherwise disposed of, as replacement bonds are deposited and as Fund expenses change. Because the Portfolio is not actively managed, income distributions will generally not be affected by changes in interest rates. Depending on the financial conditions of the issuers of the Bonds, the amount of income should be substantially maintained as long as the Portfolio remains unchanged; however, optional bond redemptions or other Portfolio changes may occur more frequently when interest rates decline, which would result in early returns of principal and possibly earlier termination of the Fund.

RETURN CALCULATIONS

    Estimated Current Return shows the estimated annual cash to be received from interest-bearing bonds in a Portfolio (net of estimated annual expenses) divided by the Public Offering Price (including the maximum sales charge). Estimated Long Term Return is a measure of the estimated return over the estimated life of the Trust. This represents an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual Bonds in the Portfolio, adjusted to reflect the maximum sales charge and estimated expenses. The average yield for the Portfolio is derived by weighting each Bond's yield by its market value and the time remaining to the call or maturity date, depending on how the Bond is priced. Unlike Estimated Current Return, Estimated Long Term Return takes into account maturities, discounts and premiums of the underlying Bonds.

    No return estimate can be predictive of your actual return because returns will vary with purchase price (including sales charges), how long units are held, changes in Portfolio composition, changes in interest income and changes in fees and expenses. Therefore, Estimated Current Return and Estimated Long Term Return are designed to be comparative rather than predictive. A yield calculation which is more comparable to an individual Bond may be higher or lower than Estimated Current Return or Estimated Long Term Return which are more comparable to return calculations used by other investment products.

REINVESTMENT

    Distributions will be paid in cash unless the investor elects to have distributions reinvested without sales charge in the Municipal Fund Accumulation Program, Inc. The Program is an open-end management investment company whose investment objective is to obtain income exempt from regular federal income taxes by investing in a diversified portfolio of state, municipal and public authority bonds rated A or better or with comparable credit characteristics. Reinvesting compounds earnings free from federal tax. Advertisements and sales literature may illustrate the effects of compounding at different hypothetical interest rates. Investors participating in the Program will be subject to state and local income taxes to the same extent as if the distributions had been received in cash, and most of the income on the Program is subject to state and local income taxes. For more complete information about the Program, including charges and expenses, request the Program's prospectus from the Trustee. Read it carefully before you decide to participate. Written notice of election to participate must be received by the Trustee at least ten days before the Record Day for the first distribution to which the election is to apply.

FUND EXPENSES

    Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for maintaining the Fund's registration statement current with Federal and State authorities, extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Bonds for this purpose if cash is not available. The Sponsors receive an annual fee currently estimated at $0.35 per $1,000 face amount to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Series of Municipal Investment Trust Fund will not exceed their costs for providing these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to Defined Asset Funds, currently estimated at $0.10 per Unit. The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

    All or a portion of expenses incurred in establishing the Fund, including the cost of the initial preparation of documents relating to the Fund, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses will be paid by the Fund and amortized over five years. Advertising and selling expenses will be paid from the Underwriting Account at no charge to the Fund. Sales charges on Defined Asset Funds range from under 1.0% to 5.5%. This may be less than you might pay to buy and hold a comparable managed fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results. Because our portfolios rarely hold any significant amount of cash, your money is more fully invested.

TAXES

    The following summary describes some of the important income tax consequences of holding Units, assuming that the investor is not a dealer, financial institution or insurance company or other investor with special circumstances. Investors should consult their tax advisers about an investment in the Fund.

    At the date of issue of each Bond, counsel for the issuer delivered an opinion to the effect that interest on the Bond is generally exempt from regular federal income tax. However, interest may be subject to federal alternative minimum tax or state and local taxes. Neither the Sponsors nor Davis Polk & Wardwell has reviewed the issuance of the Bonds, related proceedings or the basis of the opinions of counsel for the issuers. There can be no assurance, therefore, that the issuer (or other users) have complied or will comply with any requirements necessary for a bond to be tax-exempt. If any of the Bonds were determined not to be tax-exempt, investors might be required to pay income tax for current and prior years, and if the Fund were to sell the Bond, it might have to sell it at a substantial discount.

    In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

GENERAL TREATMENT OF THE FUND

    The Fund will not be taxed as a corporation for federal income tax purposes, and each investor will be considered to own directly a share of each Bond in the Fund.

INCOME OR LOSS UPON DISPOSITION

    Upon a disposition of all or part of an investor's pro rata portion of a Bond (by sale, exchange or redemption of the Bond or his Units), an investor will generally recognize capital gain or loss. However, gain from the disposition will generally be ordinary income to the extent of any accrued 'market discount'. An investor will generally have market discount to the extent that his basis in a Bond when he purchases a Unit is less than its stated redemption price at maturity (or, if it is an 'original issue discount' bond, the issue price increased by 'original issue discount' that has accrued on the Bond before the investor's purchase). Investors should consult their tax advisers in this regard.

    The excess of a non-corporate investor's net long-term capital gains over his net short-term capital losses may be subject to tax at a lower rate than ordinary income. A capital gain or loss is long-term if the investment is held for more than one year and short-term if held for one year or less. Because the deduction of capital losses is subject to limitations, an investor may not be able to deduct all of his capital losses. Under the recently enacted Taxpayer Relief Act of 1997, an investor who is an individual and has held his pro rata portions of Bonds for more than 18 months may be entitled to a 20% maximum federal tax rate for gains from the sale of these Bonds or corresponding Units. Investors should consult their tax advisers in this regard.

INVESTOR'S BASIS IN THE BONDS

    An investor's aggregate basis in the Bonds will be equal to the cost of his Units, including any sales charges and the organizational expenses borne by the investor but excluding any amount paid for accrued interest, and adjusted to reflect any accruals of 'original issue discount', 'acquisition premium' and 'bond premium'. Investors should consult their tax advisers in this regard.

EXPENSES

    A non-corporate investor is not entitled to a deduction for his pro rata share of fees and expenses of the Fund. Also, if an investor borrowed money in order to purchase or carry his Units, he will not be able to deduct the interest on this borrowing. The Internal Revenue Service may treat an investor's purchase of Units as made with borrowed money even if the borrowed money was not directly used to purchase the Units.

STATE AND LOCAL TAXES

    Under the income tax laws of the State and City of New York, the Fund will not be taxed as a corporation. The income recognized by investors that are New York taxpayers will not be tax-exempt in New York except to the extent it is earned on Bonds that are tax-exempt for New York purposes. Depending on where investors live, income from the Fund may be subject to state and local taxation. Investors should consult their tax advisers in this regard.

RECORDS AND REPORTS

    The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Bonds and a copy of the Indenture, and supplemental information on the operations of the Fund and the risks associated with the Bonds held by the Fund, which may be inspected by investors at reasonable times during business hours.

    With each distribution, the Trustee includes a statement of the interest and any other receipts being distributed. Within five days after deposit of Bonds in exchange or substitution for Bonds (or contracts) previously deposited, the Trustee will send a notice to each investor, identifying both the Bonds removed and the replacement bonds deposited. The Trustee sends each investor of record an annual report summarizing transactions in the Fund's accounts and amounts distributed during the year and Bonds held, the number of Units outstanding and the Redemption Price at year end, the interest received by the Fund on the Bonds, the cash proceeds received by the Fund from the disposition of any Bond (resulting from redemption or payment at maturity or sale of any Bond), and the fees and expenses paid by the Fund, among other matters. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service. Investors are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year. Investors may obtain copies of Bond evaluations from the Trustee to enable them to comply with federal and state tax reporting requirements. Fund accounts are audited annually by independent accountants selected by the Sponsors. Audited financial statements are available from the Trustee on request.

TRUST INDENTURE

    The Fund is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors, the Trustee and the Evaluator. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

    The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified on the substance of any amendment.

    The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The Evaluator may resign or be removed by the Sponsors and the Trustee without the investors' consent. The resignation or removal of either becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee or Evaluator may apply to a court of competent jurisdiction to appoint a successor.

    Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains and is agreeable to the resignation. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

    The Sponsors, the Trustee and the Evaluator are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor or the Evaluator) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

    The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

    The Statement of Condition in the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

    The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

SPONSORS

    The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America; Dean Witter Reynolds, Inc., a principal operating subsidiary of Morgan Stanley, Dean Witter, Discover & Co. and PaineWebber Incorporated, a wholly-owned subsidiary of PaineWebber Group Inc. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

CODE OF ETHICS

    The Agent for the Sponsors has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset Funds portfolio transactions. The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any Fund and to provide guidance to these persons regarding standards of conduct consistent with the Agent's responsibilities to the Funds.

PUBLIC DISTRIBUTION

    In the initial offering period Units will be distributed to the public through the Underwriting Account and dealers who are members of the National Association of Securities Dealers, Inc. The initial offering period is 30 days or less if all Units are sold. If some Units initially offered have not been sold, the Sponsors may extend the initial offering period for up to four additional successive 30-day periods.

    The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.; however, Units of a State trust will be offered for sale only in the State for which the trust is named, except that Units of a New Jersey trust will also be offered in Connecticut, Units of a Florida trust will also be offered in New York and Units of a New York trust will also be offered in Connecticut, Florida and Puerto Rico. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold. Sales to dealers and to introducing dealers, if any, will initially be made at prices which represent a concession from the Public Offering Price, but the Agent for the Sponsors reserves the right to change the rate of any concession from time to time. Any dealer or introducing dealer may reallow a concession up to the concession to dealers.

UNDERWRITERS' AND SPONSORS' PROFITS

    Upon sale of the Units, the Underwriters will be entitled to receive sales charges. The Sponsors also realize a profit or loss on deposit of the Bonds equal to the difference between the cost of the Bonds to the Fund (based on the offer side evaluation on the initial date of deposit) and the Sponsors' cost of the Bonds. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Bonds it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

FUND PERFORMANCE

    Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of income and principal distributions reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective investors. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

     Fund performance may be compared to performance on the same basis (with distributions reinvested) of Moody's Municipal Bond Averages or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. Average annual compounded rates of return of selected asset classes over various periods of time may also be compared to the rate of inflation over the same periods.

DEFINED ASSET FUNDS

    Municipal Investment Trust Funds have provided investors with tax-free income and balance for their portfolios for more than 30 years. As tax reforms over the years have eliminated many of the ways to reduce individual taxes, municipal bonds have remained a significant source of tax-free income. For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio of municipal bonds and the return are relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Tax-exempt income can help investors keep more today for a more secure financial future. It can also be important in planning because tax brackets may increase with higher earnings or changes in tax laws. Defined equity funds offer growth potential and some protection against inflation. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term income by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. One's investment objectives may call for a combination of Defined Asset Funds.

    Defined Asset Funds reflect a buy and hold strategy that the Sponsors believe can be more effective and cost-effective than active management. This strategy is premised on selection criteria and procedures, diversification and regular monitoring by investment professionals. Various advertisements and sales literature may summarize the results of economic studies concerning how stock market movement has tended to be concentrated and how longer-term investments can tend to reduce risk.

    One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income.

EXCHANGE OPTION

    You may exchange Units of the Fund for units of certain other Defined Asset Funds subject only to a reduced sales charge.

    Upon the deduction of the final Deferred Sales Charge installment for the Fund, you may exchange your units of any Municipal Investment Trust Fund Intermediate Term Series with a regular maximum sales charge of at least 3.25%, of any other Defined Asset Fund with a regular maximum sales charge of at least 3.50%, or of any unaffiliated unit trust with a regular maximum sales charge of at least 3.0%, for Units of this Fund at their relative net asset values, subject only to a reduced sales charge or to any remaining deferred sales charge on the units being exchanged, as applicable.

    To make an exchange, you should contact your financial professional to find out what suitable Exchange Funds are available and to obtain a prospectus. You may acquire units of only those Exchange Funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. An exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of Exchange Fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

    As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

    Upon writing or calling the Trustee shown on the back cover of Part A of this Prospectus, investors will receive at no cost to the investor supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of Bonds that may be part of the Fund's Portfolio, general risk disclosure concerning any letters of credit or insurance securing certain Bonds, and general information about the structure and operation of the Fund.

                                   APPENDIX A

DESCRIPTION OF RATINGS (AS DESCRIBED BY THE RATING COMPANIES THEMSELVES)

STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW-HILL, INC.

    AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    BB, B, CCC, CC--Debt rated BB, B, CCC and CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    A provisional rating, indicated by 'p' following a rating, assumes the successful completion of the project being financed by the issuance of the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

    * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.

    Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols give investors a more precise indication of relative debt quality in each of the historically defined categories.

    Conditional ratings, indicated by 'Con.', are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds are given a conditional rating that denotes their probable credit stature upon completion of that act or fulfillment of that condition.

    NR--Should no rating be assigned, the reason may be one of the following:
(a) an application for rating was not received or accepted; (b) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (c) there is a lack of essential data pertaining to the issue or issuer or (d) the issue was privately placed, in which case the rating is not published in Moody's publications.

FITCH INVESTORS SERVICE, INC.

    AAA--These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

    A--These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

    A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.

DUFF & PHELPS CREDIT RATING CO.

    AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

    AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic condtions.

    A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

    A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.

                                   APPENDIX B
                     SECONDARY MARKET SALES CHARGE SCHEDULE

    Units purchased after the deduction of the final deferred sales charge installment will be subject only to an up-front sales charge based on the maturities of the bonds in the Portfolio, as set forth below.


                 ACTUAL SALES
                  CHARGE AS       DEALER CONCESSION
                  PERCENT OF        AS PERCENT OF
  NUMBER OF    EFFECTIVE SALES     EFFECTIVE SALES
    UNITS           CHARGE              CHARGE
-------------  ----------------   ------------------
1-249                        100%               65.00%
250-499                       80                52.00
500-749                       60                39.00
750-999                       45                29.25
1,000 or more                 35                22.75


                             EFFECTIVE SALES CHARGE


                                    AS
                                  PERCENT      AS PERCENT
                                  OF BID        OF PUBLIC
           TIME TO                 SIDE         OFFERING
           MATURITY              EVALUATION       PRICE
-----------------------------    ---------     -----------
Less than six months                      0%              0%
Six months to less than 1
 year                                 0.503            0.50
1 year to less than 2 years           1.010            1.00
2 years to less than 3 years          1.523            1.50
3 years to less than 4 years          2.302            2.25
4 years to less than 5 years          2.828            2.75
5 years to less than 6 years          3.093            3.00
6 years to less than 7 years          3.359            3.25
7 years to less than 8 years          3.627            3.50
8 years to less than 9 years          4.167            4.00
9 years to less than 12 years         4.439            4.25
12 years to less than 15
 years                                4.712            4.50
15 years or more                      5.820            5.50


    For this purpose, a Bond will be considered to mature on its stated maturity date unless: it has been called for redemption; (although not called) its yield to maturity is more than 40 basis points higher than its yield to any call date; funds or securities have been placed in escrow to redeem it on an earlier date; or the Bond is subject to a mandatory tender. In each of these cases the earlier date will be considered the maturity date.

                        MUNICIPAL INVESTMENT TRUST FUND
                               MULTISTATE SERIES
                              DEFINED ASSET FUNDS
I want to learn more about automatic reinvestment in the Investment Accumulation Program. Please send me information about participation in the Municipal Fund Accumulation Program, Inc. and a current Prospectus.

My name (please print) _________________________________________________________

My address (please print):
Street and Apt. No. ____________________________________________________________

City, State, Zip Code __________________________________________________________

This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

BUSINESS REPLY MAIL                                              NO POSTAGE
FIRST CLASS    PERMIT NO. 1313   NEW YORK, NY                    NECESSARY
                                                                 IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                  IN THE
        THE BANK OF NEW YORK                                   UNITED STATES
        P.O. BOX 974
        WALL STREET STATION
        NEW YORK, NY 10268-0974


--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

                              Def ined
                              Asset FundsSM


SPONSORS:                          MUNICIPAL INVESTMENT
Merrill Lynch,                     TRUST FUND
Pierce, Fenner & Smith IncorporatedMultistate Series--318
Defined Asset Funds                (Unit Investment Trusts)
P.O. Box 9051,
Princeton, NJ                      This Prospectus does not contain all of the
08543-9051                         information with respect to the investment
(609) 282-8500                     company set forth in its registration
Smith Barney Inc.                  statement and exhibits relating thereto which
388 Greenwich Street--23rd Floor,  have been filed with the Securities and
New York, NY 10013                 Exchange Commission, Washington, D.C. under
(212) 816-4000                     the Securities Act of 1933 and the Investment
PaineWebber Incorporated           Company Act of 1940, and to which reference
1200 Harbor Blvd.,                 is hereby made. Copies of filed material can
Weehawken, NJ 07087                be obtained from the Public Reference Section
(201) 902-3000                     of the Commission, 450 Fifth Street, N.W.,
Prudential Securities Incorporated Washington, D.C. 20549 at prescribed rates.
One New York Plaza,                The Commission also maintains a Web site that
New York, NY 10292                 contains information statements and other
(212) 778-6164                     information regarding registrants such as
Dean Witter Reynolds Inc.          Defined Asset Funds that file electronically
Two World Trade Center--59th Floor,with the Commission at http://www.sec.gov.
New York, NY 10048                 ------------------------
(212) 392-2222                     No person is authorized to give any
EVALUATOR:                         information or to make any representations
Kenny Information Systems,         with respect to this investment company not
a division of J. J. Kenny Co., Inc.contained in this Prospectus; and any
65 Broadway, New York, NY 10019    information or representation not contained
TRUSTEE:                           herein must not be relied upon as having been
The Bank of New York               authorized.
Unit Investment Trust Department   ------------------------
P.O. Box 974                       When Units of this Fund are no longer
Wall Street Division               available this Prospectus may be used as a
New York, NY 10268-0974            preliminary prospectus for a future series,
1-800-221-7771                     and investors should note the following:
                                   Information contained herein is subject to amendment. A registration statement relating to securities of a future series has been filed with the Securities and Exchange
                                   Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.
                                   This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to qualification under the securities laws of any such State.


                                                        11335--10/97